As filed with the Securities and Exchange Commission on January 29, 2003.

                                                      Registration No. 333-69803
                                                     1940 Act File No. 811-09177


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     o
                    Pre-Effective Amendment No.                       o
                    Post-Effective Amendment No.   7                  X
                                     and/or
                    REGISTRATION STATEMENT UNDER THE
                    INVESTMENT COMPANY ACT OF 1940                    o
                              Amendment No.     8                     X
                        (Check Appropriate box or boxes)

                            The Catholic Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

          1100 WEST WELLS STREET
          MILWAUKEE, WISCONSIN                                53233
          (Address of Principal Executive Offices)          (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 278-6550

                            THEODORE F. ZIMMER, ESQ.
                             1100 WEST WELLS STREET
                           MILWAUKEE, WISCONSIN 53233
                    (Name and Address of Agent for Service)

                                    Copy to:
                            FREDRICK G. LAUTZ, ESQ.
                              Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

        It is proposed that this filing will become
          effective (check appropriate box):
            o    immediately upon filing pursuant to paragraph (b)
            X    on January 31, 2003 pursuant to paragraph (b)
            o    60 days after filing pursuant to paragraph (a)(1)
            o    on __________ pursuant to paragraph (a)(1)
            o    75 days after filing pursuant to paragraph (a)(2)
            o    on [date] pursuant to paragraph (a)(2) of Rule 485

        If appropriate, check the following box:
            o this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           (THE CATHOLIC FUNDS LOGO)
                        GIVING VOICE TO CATHOLIC VALUES

                                   PROSPECTUS
                                JANUARY 31, 2003

Neither The Catholic Funds nor the adviser, Catholic Financial Services Corporation, is sponsored or endorsed by the Roman Catholic Church, nor has the Catholic Church approved or disapproved the shares of The Catholic Funds.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                 BEFORE READING
                                THIS PROSPECTUS

References to "you" and "your" in the prospectus refer to prospective investors or shareholders. References to "we," "us" or "our" refer to the Funds and the
Fund management  (adviser, distributor, administrator,   transfer agent and
custodian) generally.


 Table of Contents

  The Catholic Funds                                1

  Investment Philosophy
  Statement                                         2

  The Catholic Equity Fund                          6

  The Catholic Money
  Market Fund                                      14

  Additional Investment
  Practices and Risks                              19

  Using Mutual Funds in an
  Investment Program                               27

  Management                                       28

  How to Invest                                    32

  Selling Your Shares                              48

  Other Share and
  Shareholder Information                          56

  Financial Highlights                             59

  For More Information                     Back Cover

This prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records.

The Catholic Funds

The Catholic Funds, Inc. is a family of mutual funds contained within a single investment company organized as a Maryland Corporation. This prospectus describes shares for its two Funds: The Catholic Equity Fund and The Catholic Money Market Fund.

                              INVESTMENT                    PRIMARY FUND
                              OBJECTIVES                    INVESTMENTS
                              ----------                    -----------
     The Catholic             Total return                  A portfolio of
     Equity Fund              which approxi-                stocks which
                              mates the total               approximates
                              return of the                 the composition
                              S&P 500 Index.                of the S&P 500
                                                            Index.

     The Catholic             Current income,               High-quality,
     Money Market             stable share                  short-term debt
     Fund                     price and daily               instruments.
                              liquidity.

                         There can be no assurance that
                    either Fund will achieve its objective.

Catholic Financial Services Corporation ("CFSC" or the "adviser"), a Wisconsin corporation registered as an investment adviser under federal securities laws, is the adviser to the Funds. Catholic Financial Services Corporation and The Catholic Funds have retained subadvisers to manage the day-to-day selection and management of each Fund's investments. The subadvisers are: Mellon Equity Associates, LLP for The Catholic Equity Fund, and Strong Capital Management, Inc. for The Catholic Money Market Fund.

Investment Philosophy Statement

The investment philosophy for The Catholic Funds, Inc. ("Catholic Funds" or "CFI") is based on two principles:

PRUDENT FINANCIAL STEWARDSHIP
-----------------------------

The investments in CFI will be managed using strategies aimed at producing results that will help investors reach their financial goals, without taking unwarranted risks.

RESPONSIBLE CATHOLIC STEWARDSHIP
--------------------------------

CFI will strive to invest the assets of its Funds in a manner that promotes two specific core Catholic values which the board of directors of CFI has selected from among many important core Catholic values: namely, the principle that human life deserves protection from the moment of conception and that every person is entitled to be treated with dignity and justice because every human being is created in the image and likeness of God.

CFI will avoid investing in securities and obligations of companies and other issuers that directly participate in abortion (the sanctity of life exclusionary screen). If CFI's application of its prudent financial stewardship principle should cause it to invest in common stocks of a company whose employment and other business practices are substantially inconsistent with the dignity and primacy of the human person, the adviser will engage in advocacy activities designed to influence the company's practices to better reflect and promote the dignity of the human person. Examples of practices that CFI and the adviser likely would determine are inconsistent with this principle include, without limitation:

* Not providing a livable wage as dictated by the standards of the particular region;

*  Not providing safe, sanitary or humane working conditions;

* Failing to maintain a board of directors composed of a majority of individuals who are independent of management and free from other material conflicts and personal interests that potentially could compromise their ability and incentive to vigorously promote and protect the interests of shareholders;

* Not maintaining fair and equitable compensation structures which allow employees at all levels to share financially in the success of the company through stock-option, employee-ownership or other types of programs that benefit all employees; or

* Employing executive compensation systems which overcompensate or unjustly enrich executive management at the expense of shareholders and lower-level employees.

The board of directors selected these two particular core Catholic values because they are grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Also, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children and people who need to earn a living. Finally, the board believes that we can practically and efficiently implement each of these values in making day-to-day investment decisions and advocacy, and that the board effectively can monitor and direct compliance with these values.

The board of directors may from time to time select different or additional core Catholic values that CFI will implement in its investment program. For example, the board of directors may determine to add or substitute a selected core Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the board of directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Funds' investment programs.

The board of directors will establish guidelines from time to time that we will use to screen investments for each of the Funds and to initiate or join other investors in advocacy activities. These guidelines will help focus our attention on factors that are relevant in identifying investments and embarking on advocacy campaigns which are consistent with the selected core Catholic values, but we necessarily will exercise some subjective judgment when applying these guidelines to any specific facts and circumstances. The board of directors will monitor investment selections that we make and advocacy actions that we take for each Fund, and will provide specific direction and modify and refine the guidelines as necessary so that, in the judgment of the board of directors, our investment selections and advocacy initiatives remain consistent with the selected core Catholic values. The board of directors' decision on these matters will be final. If a Fund owns securities of a company whose products or services are found to be inconsistent with the sanctity of human life, we will sell its securities in an orderly and prudent manner. If, notwithstanding our advocacy efforts, a Fund holds common stock of a company that fails to conform its practices to better reflect a value for the dignity of the human person, this fact alone will not cause us to dispose of its common stock. However, we will continue our advocacy efforts with respect to the relevant company.

Investors should bear in mind that we consider only certain core Catholic values when selecting investments for the Funds and when determining whether and what advocacy actions to take. Therefore, it is likely that the Funds from time to time will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important core Catholic values other than those described above, and with respect to which we take no advocacy actions.

Because each Fund will avoid investing in securities of companies and other issuers whose products and services are inconsistent with the sanctity of human life (the funds' sanctity of life exclusionary screen), the return on securities chosen may be lower than if the Funds considered only financial and other traditional criteria when selecting investments. However, the Adviser has analyzed the anticipated effects of the sanctity of life exclusionary screen on the selections of investments for the Funds, and it has assured CFI's board of directors that in its judgment the application of this exclusionary screen will not significantly hamper the Funds' ability to achieve their investment objectives.

The Catholic Equity Fund

Investment Objective

The Catholic Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses.

Who Should Invest

The Fund is intended for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from the Fund.

Investment Policies

The Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 500 Index. When the subadviser receives notification of a change in the composition of the Index, the subadviser generally makes a corresponding change in the composition of the Fund's investment portfolio.

Certain companies included in the S&P 500 Index from time to time may, through the manufacture of their products or the provision of their services, directly participate in abortion. The Fund will not invest in the common stocks of those companies, and therefore the Fund will not replicate the Index at all times. As of December 31, 2002, there were 6 companies included in the S&P 500 Index in which the Fund would not invest because of this exclusionary screen. Together those companies comprise less than two percent of the total market capitalization of the S&P 500 Index. To reduce the performance tracking error between the Fund and the S&P 500 Index that will result from the Fund's exclusion of these stocks, the subadviser will use modeling techniques to quantify this tracking error and will rebalance the Fund's portfolio among the remaining Index stocks in an attempt to minimize the tracking error.

Investment Risks

MARKET RISK: Common stock prices overall will rise and fall over short and even extended periods. The equity markets tend to move in cycles, and The Catholic Equity Fund's net asset value (and therefore its share price) will fluctuate with these price changes and market fluctuations. You could lose money investing in the Fund.

OBJECTIVE RISK: The value of the Fund's investments will depend not only on the movement of the market in general, but on factors that affect the individual stocks held in the Fund's portfolio, such as the companies' financial performance, management and business trends. In addition, there is a risk that large capitalization stocks included in the S&P 500 Index may trail returns from the overall stock market for short or extended periods.

INDEX CORRELATION RISK: Because the Fund will not invest in companies that participate directly in abortion, the Fund's investment portfolio composition will not fully replicate that of the S&P 500 Index, and the performance of the Fund therefore will not precisely track that of the S&P 500 Index at all times. Also, unlike the S&P 500 Index, the Fund incurs transaction costs and operating expenses (e.g., brokerage commissions, investment management fees, custodian and transfer agent fees, and the like) in order to maintain a portfolio of securities that approximates the composition of the Index. These costs and expenses will reduce the total return of the Fund as compared to that of the S&P 500 Index.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE: The investment objective of The Equity Fund is not fundamental. This means that the Fund's investment objective could be changed by action of CFI's board of directors, without the consent or approval of the shareholders of the Fund. For example, the board may find it necessary to change the investment objective of the Fund if the composition of the S&P 500 Index should become so heavily weighted with stocks of companies that the Fund could not hold under its sanctity of life exclusionary policy, the Fund may be unable to construct a portfolio of stocks that reasonably can be expected to track the performance of the S&P 500 Index. Under these circumstances, the board may find it necessary to modify the Fund's investment objective. The Fund would provide shareholders with at least 60 days advanced written notice before making any such change in its investment objective.

Past Performance

The Fund commenced operations on April 3, 2002 following the consolidation of three other equity funds formally designated as separate mutual fund series of CFI. One of those funds, The Catholic Disciplined Capital Appreciation Fund (the "Capital Appreciation Fund"), was designated as the survivor of those consolidation transactions for financial accounting and historical performance purposes. The Capital Appreciation Fund was designated as the survivor because its investment objective and investment program were substantially similar to those of the Fund. The Capital Appreciation Fund sought long-term growth of capital with controlled risk by investing in a diversified portfolio, primarily in common stocks of companies in a broad range of market capitalizations. To attain this objective, the Capital Appreciation Fund employed a systematic, computer-driven model to objectively identify attractive stocks solely based on numerical measures of growth and value. Just prior to its reorganization with the Fund, the Capital Appreciation Fund had approximately $4.5 million in net assets invested in the common stocks of more than 180 companies, approximately two-thirds of which were included in the S&P 500 Index. Its historic performance closely followed that of the S&P 500 Index.

The following chart and table reflect the annual return and long-term performance of The Catholic Equity Fund, which includes the performance of the Capital Appreciation Fund for all periods prior to April 3, 2002. As with all investments, past performance is not a guarantee of future results. This is especially true when reviewing the past performance of the Capital Appreciation Fund in the context of the future performance of The Catholic Equity Fund, insofar as The Catholic Equity Fund's investment objective and its investment program and strategies are not precisely the same as those of the Capital Appreciation Fund. Nonetheless, this information is relevant to depict the risks of investing in The Catholic Equity Fund by showing the variability in its predecessor fund's quarterly and annual returns.

The Capital Appreciation Fund offered only one Class of shares, which most closely corresponded to Class A shares of The Catholic Equity Fund. Because Class A shares have a different expense structure then Class C shares or Class I shares of The Catholic Equity Fund, the performance information presented in the following chart and table is not representative for those Classes of shares.

ANNUAL TOTAL RETURN: The following bar chart shows the calendar year total returns for Class A shares of The Catholic Equity Fund (including returns for the Capital Appreciation Fund for periods prior to April 3, 2002) during the complete calendar years for which it was in operation. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales charges, the returns would be less than those shown.

Date                                               Percent
----                                               -------
2000                                                (5.09)%
2001                                                (8.90)%
2002                                               (23.30)%

                        Best and Worst Quarterly Returns
                 Best Quarter:   4th Quarter of 2001,     10.88%
                 Worst Quarter:  3rd Quarter of 2002,    (17.56)%

For its fiscal quarter ended December 31, 2002, total return for Class A shares of the Fund was 8.69%.

AVERAGE ANNUAL TOTAL RETURN: The following table compares the average annual total returns of The Catholic Equity Fund with those of the S&P 500 Index, an unmanaged index comprised of 500 stocks representative of the stock market as a whole. Performance for Class A shares of the Fund reflects the maximum 4% front-end sales charge you would pay for the relevant period. Performance for Class C shares reflects the contingent deferred sales charge you would pay upon redemption at the end of the period presented. The average annual total returns for the Funds and the Index are calculated as of December 31, 2002.

                                                 One      Since Inception
                                                Year       On May 3, 1999
                                                ----       --------------
CLASS A SHARES:
  Return Before Taxes                         (26.25)%        (9.56)%
  Return After Taxes on Distributions         (26.34)%        (9.73)%
  Return After Taxes on Distributions
    and Redemptions of Fund Shares            (16.12)%        (7.45)%
CLASS C SHARES (BEFORE TAXES)                                (22.00)%(1)<F1>
CLASS I SHARES (BEFORE TAXES)                                (21.81)%(2)<F2>
----------------------------------------------------------------------------
S&P 500 INDEX                                 (22.10)%        (9.52)%

(1)<F1>   Class C shares were first available on April 9, 2002.
(2)<F2>   Class I shares were first available on April 3, 2002.

Fees and Expenses

GENERAL INFORMATION
-------------------

Fees and expenses are important considerations in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling or exchanging shares.

Shareholder transaction expenses are charges you pay when you buy shares in the Fund, redeem (sell) shares by wire or exchange shares by telephone. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets, and reduce its total return.

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your investment)

                                                       Class A             Class C             Class I
                                                       Shares              Shares              Shares
                                                       -------             -------             -------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                          4.00%(1)<F3>        None                None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                        None                None                None

Contingent Deferred Sales Charge
(Load) (as a percentage of original
purchase price or redemption
proceeds, whichever is less)                           None                1.00%(2)<F4>        None

Redemption Fees(3)<F5>                                 None                None                None

Exchange Fee(4)<F6>                                    None                None                None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                        0.50%               0.50%               0.50%

Distribution (12b-1) Fees                              0.25%               0.75%               None

Other Expenses(5)<F7>                                  1.54%               1.54%               1.54%
                                                     -------             -------             -------
Total Fund Operating Expenses                          2.29%               2.79%               2.04%
                                                     -------             -------             -------
                                                     -------             -------             -------
Expense Reimbursement(6)<F8>                         (1.34)%             (1.59)%             (1.34)%
                                                     -------             -------             -------
Net Expenses                                           0.95%               1.20%               0.70%
                                                     -------             -------             -------
                                                     -------             -------             -------

(1)<F3> To determine if you qualify for a lower sales charge, see "How to Invest."
(2)<F4> The contingent deferred sales charge on Class C shares terminates one year after you purchase the shares.
(3)<F5>   The Fund charges $15.00 for each wire redemption.
(4)<F6>   The Fund charges $5.00 for each telephone exchange.
(5)<F7> "Other Expenses" are based on management's estimates for the current fiscal year ending September 30, 2003.
(6)<F8> The adviser has contractually committed, for the current fiscal year ending September 30, 2003, to reimburse The Catholic Equity Fund to the extent that "Annual Total Fund Operating Expenses" exceed 0.95% for Class A shares, 1.20% for Class C shares and 0.70% for Class I shares.

EXAMPLE
-------

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Expenses for Class C shares reflect the contingent deferred sales charge you would pay upon redemption at the end of the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be*<F9>:

                          1 Year        3 Years      5 Years        10 Years
                          ------        -------      -------        --------
     Class A Shares       $493          $963         $1,459         $2,821
     Class C Shares       $222          $714         $1,333         $3,003
     Class I Shares       $72           $510         $974           $2,261

 *<F9> Giving effect to reimbursement from the adviser, the costs for the one, three, five and ten years would be as follows: Class A shares, $493, $691, $904 and $1,520, respectively; Class C shares, $222,
        $381, $660 and $1,455, respectively; and Class I shares, $72, $224, $390 and $871, respectively.

The Catholic Money Market Fund

Investment Objective

The Catholic Money Market Fund seeks current income, a stable share price and daily liquidity.

Who Should Invest

The Fund is appropriate for investors who are comfortable with the risks described here and who need cash immediately. It can also be used as a permanent conservative part of your portfolio.

Investment Policies

The Fund is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by certain corporations, banks and other financial or governmental institutions. In addition, the Fund will purchase only those securities that meet both the Fund investment objective and the responsible Catholic stewardship principle described in this prospectus.

Credit quality measures the issuer's expected ability to pay interest and principal payments on time. We make investments for the Fund consistent with Rule 2a-7 under the Investment Company Act of 1940. This rule categorizes eligible money market securities as First Tier or Second Tier. First Tier securities are generally in the highest short-term credit rating category. Second Tier securities are considered to be investment grade but not in the highest credit rating category. The rule requires that the Fund invest at least 95% if its assets in First Tier securities.

The rule also requires that we invest in securities maturing in 397 days or less and maintain a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Fund's investments, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates.

Investment Risks

CREDIT RISK is the chance that an issuer of a security may not pay the interest or the principal when it becomes due.

INTEREST RATE RISK is the chance that an increase in interest rates will reduce the fair market value of a security. Generally, the value of a bond moves in the opposite direction of interest rates. Longer-term bond prices tend to move more in response to interest changes than shorter-term bonds.

ADVISER RISK is the risk that the adviser's and the subadviser's application of investment strategies will be less successful than other funds and the Fund may underperform other funds. In addition, because the Fund invests consistent with its sanctity of life exclusionary screen, the adviser and subadviser may have fewer investments to choose from than other funds, and the yields and returns on the securities that the Fund can purchase may be less than other similar securities.

Your investment in The Catholic Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in this Fund.

Past Performance

The following chart and table reflect the Fund's annual return and long-term performance. The table also depicts the risks of investing in the Fund by showing the variability in the Fund's quarterly returns. As with all investments, past performance is not a guarantee of future results.

ANNUAL TOTAL RETURN

Date                                               Percent
----                                               -------
2001                                                3.37%
2002                                                0.84%

                        Best and Worst Quarterly Returns
                  Best Quarter:    1st Quarter of 2001, 1.26%
                  Worst Quarter:   4th Quarter of 2002, 0.17%

For its fiscal quarter ended December 31, 2002, the Fund's total return was 0.17%.

AVERAGE ANNUAL TOTAL RETURN: The table below shows the Fund's average annual total returns for the indicated periods ended December 31, 2002.

                          Average Annual Total Return
                          ---------------------------
                 One Year                                     0.84%
                 From Inception (1/7/00)                      3.27%

Investment returns may fluctuate. The Fund's seven-day yield as of December 31, 2002 was 0.45%. For current yield information, please call 1-877-222-2402.

Fees and Expenses

GENERAL INFORMATION
-------------------

Fees and expenses are important considerations in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling or exchanging shares.

Shareholder transaction expenses are charges you pay when you buy shares in the Fund, redeem (sell) shares by wire or exchange shares by telephone. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets, and reduce its total return.

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases                                                None

Maximum Deferred Sales Charge (Load)
Imposed on Reinvested Dividends                                     None

Redemption Fees(1)<F10>                                             None

Exchange Fee(2)<F11>                                                None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

Management Fees                                                    0.30%

Distribution (12b-1) Fees                                          0.05%

Other Expenses(3)<F12>                                             0.95%
                                                                 -------
Total Fund Operating Expenses                                      1.30%
                                                                 -------
                                                                 -------
Expense Reimbursement(4)<F13>                                    (0.35)%
                                                                 -------
Net Expenses                                                       0.95%
                                                                 -------
                                                                 -------

(1)<F10>  The Fund charges $15.00 for each wire redemption.
(2)<F11>  The Fund charges $5.00 for each telephone exchange.
(3)<F12> "Other Expenses" are based on amounts actually incurred during the year ended September 30, 2002.
(4)<F13> The adviser has contractually committed to the Fund that, for the fiscal year ending September 30, 2003, the adviser will reimburse the Fund to the extent necessary to limit its total operating expenses to 0.95%.

EXAMPLE
-------

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in The Catholic Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be*<F14>:

        1 Year          3 Years          5 Years           10 Years
        ------          -------          -------           --------
         $97             $378              $679             $1,537

  *<F14> Giving effect to reimbursement from the adviser, the cost for the one, three, five and ten years would be $97, $303, $525 and $1,166, respectively.

Additional Investment Practices
and Risks

Passive Management -
The Catholic Equity Fund

The Catholic Equity Fund is passively managed, meaning we try to match, as closely as possible, the performance of the S&P 500 Index by holding each stock found in the Index in roughly the same proportion as represented in the Index itself, subject to the application of the Fund's exclusionary abortion screen. For example, if 3% of the total market capitalization of the S&P 500 Index consisted of the common stock of a particular company, then the Fund generally would invest 3% of its assets in shares of common stock of that company. However, the Fund will not invest in the stocks of those companies included in the S&P 500 Index which directly participate in abortion. To reduce the performance tracking error between the Fund and the S&P 500 Index that will result from the Fund's exclusion of those stocks, the subadviser will use modeling techniques to quantify the tracking error and will rebalance the Fund's portfolio among the remaining Index stocks in an attempt to minimize the tracking error.

Passive management appeals to many investors for a number of reasons, including the following:

*  Its simplicity - it is a straightforward market matching strategy;

* Diversification - broad indices such as the S&P 500 Index cover a wide variety of companies and industries;

* Relative performance predictability - a passively managed fund is expected to move in the same direction - up or down - as its target index;

* Comparatively low cost - passively managed funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits; and

* Relatively low portfolio turnover rates (assuming the composition of the relevant index remains fairly stable), which reduces transaction costs (brokerage commissions, etc.) and capital gains.

The performance of a passively managed fund generally will trail the performance of the index it attempts to track. This is true because the mutual fund and its investors incur operating costs and transaction expenses that are not shared by an index. Also, investors in The Catholic Equity Fund pay a front-end sales charge for Class A shares at the time of purchase, and a contingent deferred sales charge on Class C shares if they redeem their shares within one year of their purchase. A sales charge reduces the total return on your mutual fund shares, as compared to a direct investment in stocks.

Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in an index, the mutual fund must pay brokerage commissions, which further reduces the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, giving rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and frequently rule 12b-1 service and distribution fees. These fees and expenses reduce the mutual funds total return as compared to the index it attempts to track, because no such costs affect the total return of the index.

Furthermore, because of liquidity needs and other constraints under which mutual funds operate, passively managed funds generally must retain some portion of their assets in cash or cash equivalents. This prevents them from investing 100% of their assets in the common stocks of the index at all times. The application of The Catholic Equity Fund's sanctity of life exclusionary screen will create further variations between the composition of the Fund's investment portfolio and that of the S&P 500 Index. These mismatches between passively managed funds and the indices that they attempt to track create further deviations between their relative performances. These variations are referred to as tracking error.

In order to reduce the tracking error between the performance of The Catholic Equity Fund and the S&P 500 Index that results from the Fund holding uncommitted cash from time to time, the subadviser may invest the uncommitted cash in shares of publicly traded closed end funds that hold a portfolio of stocks that replicates the S&P 500 Index, such as S&P Depository Receipts, or SPDRs. This practice, known as equitizing cash, facilitates the ability of the Fund to earn a return on its uncommitted cash which more closely tracks the return of the S&P 500 Index. Under no circumstances will the subadviser purchase the shares of such a closed end fund if, immediately after doing so, more than 5% of the Fund's net assets would be invested in the shares of any one closed end fund or if more than 10% of the Fund's net assets would be invested in such closed end funds in the aggregate.

As The Catholic Equity Fund increases in size, it may become efficient for it to use exchange-traded index futures contracts to equitize cash, in addition to or in lieu of publicly traded closed end funds. An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time the Fund enters into and terminates an index futures contract, the Fund may realize a gain or loss. Losses involving index futures contracts can sometimes be substantial, in part because a relatively small price movement in an index futures contract may result in an immediate and substantial loss or gain for the Fund. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. The Fund may not invest in futures contracts to the extent that doing so would require the Fund to commit more than 5% of its total assets for margin on futures contracts, or if more than 20% of the Fund's total assets would be committed to futures contracts.

There is a risk of an imperfect correlation between movements in prices of futures contracts on the S&P 500 Index and movements in the value of the S&P 500 Index itself. There is also a possibility that no liquid secondary market will exist for a futures contract that will enable the Fund to close a futures position prior to its maturity date. The Fund will seek to reduce this liquidity risk by entering into futures contracts on registered security exchanges with an active and liquid secondary market.

S&P 500 Index

The S&P 500 Index is an index compiled and maintained by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Index consists of 500 stocks chosen by S&P for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. While the S&P 500 Index has proven a good measure of large-cap stocks over time, you should bear in mind that it does not represent the entire U.S. stock market. Historically, the market has gone through cycles where large-cap stocks included in the S&P 500 Index have outperformed and under-performed the broader U.S. stock market. For example, in the mid-to-late 1990's, technology companies experienced rapid growth and comprised an increasing percentage of the S&P 500 Index, exceeding 25% of the Index at various times. The S&P 500 Index experienced significant volatility during this period, much of it attributable to the performance of these technology stocks. For these reasons, while we expect the Fund's performance will closely track that of the S&P 500 Index, you should not expect that the Fund's performance will track that of the broader U.S. equity markets at all times.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, implied or expressed, for the shareholders of The Catholic Equity Fund, or any member of the public regarding the advisability of investing in index or other passively managed funds generally, or in this Fund in particular, or the ability of The Catholic Equity Fund to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P 500 Index which is determined, composed and calculated by S&P without regard to this Fund. For more information about the S&P 500 Index and the Fund's authority to use the Index, please see the section of the Statement of Additional Information captioned "Investment Techniques and Strategies - The Equity Fund - S&P 500 Index."

Implementation of the Responsible
Catholic Stewardship Principle
The Catholic Equity Fund

The Catholic Equity Fund employs two methods to achieve the goal of Responsible Catholic Stewardship:

* Human Dignity Advocacy Activities - trying to influence company practices to better reflect and promote the dignity of the human person.

* The Sanctity of Life Exclusionary Screen - avoiding investing in securities and obligations of companies and other issuers that directly participate in abortion.

The board of directors of CFI has adopted policies and procedures designed to implement these methods in the investment practices of The Catholic Equity Fund. These procedures delegate to the adviser the day-to-day implementation of these methods, subject to the oversight of CFI's board of directors as described below.

HUMAN DIGNITY ADVOCACY
----------------------

The Catholic Equity Fund engages in human dignity advocacy in several ways including, among others: informing all companies in the Fund's portfolio of the Fund's areas of general concerns; voting proxies in accordance with CFI's selected Catholic values; raising specific concerns by letter to selected companies; filing shareholder resolutions that aim to improve a company's conduct in respect to a particular issue; and engaging in direct dialogue with management of relevant companies. The Fund may undertake other advocacy activities as well, including encouraging its shareholders to communicate with companies on issues of concern, participating in or initiating proxy contests for the election of directors and the like, and conducting surveys pertaining to these Catholic values for response by companies in which the Fund invests.

To aid in identifying issues and companies that merit attention, CFI is a member of a nonprofit organization of faith-based institutional investors, subscribes to a service that provides detailed analyses of issues coming before company shareholder meetings, subscribes to software that provides relevant information about companies, and utilizes the internet sites of other organizations that research and report on corporate behavior. A committee appointed by the board makes day-to-day decisions on implementing these procedures. The adviser reports at each quarterly board meeting on the prior quarter's human dignity advocacy activity and seeks the board's ratification and guidance as to future activities.

We cannot provide any assurance that our advocacy efforts will be successful in persuading companies to reform their offending practices. If a company fails to reform its practices as requested, the Fund will continue to own the company's stock as long as it remains in the S&P 500 Index and is not excluded by the sanctity of life exclusionary screen. The Fund is likely to continue its advocacy efforts in respect to such a company.

The adviser will pay all costs incurred in connection with these advocacy efforts.

SANCTITY OF LIFE EXCLUSIONARY SCREEN
------------------------------------

A board-appointed committee, the Catholic Screen Committee, decides whether a company should be excluded from the portfolio on the ground of directly participating in abortions. The Catholic Equity Fund's subadvisor assists in this process by using commercial screening software to screen all companies in the portfolio for their participation in abortion. The subadviser also screens each company that is added to the S&P 500(R) Index and that therefore is a candidate for inclusion in the Fund's portfolio. The Fund's investment adviser reports at each quarterly board meeting on any decisions made in the prior quarter and on the companies currently excluded and seeks the board's ratification and guidance.

If the adviser or the Catholic Screens Review Committee determines that a company participates directly in abortion, that company's securities will not be purchased for the Fund. If this determination is made after a company's securities already are owned by the Fund, the adviser will direct the subadviser promptly to arrange for the sale of those securities in an orderly fashion.

The Catholic Money Market Fund

Because The Catholic Money Market Fund does not invest in common stocks or other equity securities that provide it with the rights of a shareholder, it is not practical for the adviser to initiate any significant shareholder advocacy programs with respect to that Fund. To implement the sanctity of life exclusionary screen for this Fund, the subadviser avoids purchasing debt instruments issued by pharmaceutical companies or for-profit hospitals.

Using Mutual Funds
in an Investment Program

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing and liquidity. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have.

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include mutual funds in addition to one or more of The Catholic Funds.

Management

Adviser

Catholic Financial Services Corporation, a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Funds. As the adviser, CFSC makes the investment decisions for the Funds. As the distributor, CFSC sells the Funds' shares to investors.

The majority of the outstanding stock of CFSC is held by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit society), Catholic Knights of America (a non-profit, non-stock Missouri fraternal benefit society), and Catholic Union of Texas, The KJT (a Texas fraternal benefit society). All four fraternals were formed to unite Catholics and their families for social, religious, and benevolent purposes and for intellectual improvement and to provide quality financial products and fraternal benefits to their members. All of the stock in CFSC is owned by these four fraternal benefit insurance societies, hereafter referred to as the Catholic Fraternal Alliance.

The Catholic Fraternal Alliance provides ordinary and interest sensitive whole and universal life insurance, term insurance and a variety of fixed-return annuity products to individual Catholics in more than 30 states. As a group, the Catholic Fraternal Alliance rank in the top 15% of life insurers in the U.S. in terms of life insurance in force and total assets. The Catholic Fraternal Alliance has more than 230,000 members who belong to one of more than 750 local lodges throughout the United States. The Catholic Fraternal Alliance provides more than $8.5 million annually in charitable and benevolent funding, as well as related services to its members, their Catholic parishes and communities. The Catholic Fraternal Alliance has over $5 billion of life insurance in force and more than $1 billion of total assets under management.

Advisory Agreements

Pursuant to the terms of the advisory agreements, and subject to the supervision of the Funds' board of directors, the adviser and subadvisers manage the investment and reinvestment of the Funds' assets, provide the Funds with personnel, facilities and administrative services, and supervise the Funds' daily business affairs. We formulate and implement a continuous investment program for the Funds consistent with each Fund's investment objectives, policies and restrictions (including the selected Catholic values).

We provide office space as well as executive and other personnel to the Funds. In addition to investment advisory fees, each Fund incurs the following expenses: legal, auditing and accounting expenses; directors' fees and expenses; insurance premiums; brokers' commissions; taxes and governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Custodian and Transfer Agent; certain expenses with respect to membership fees of industry associations; and any extraordinary expenses, such as litigation expenses.

For providing the services listed above, the adviser receives an annual advisory fee at the rate of 0.50 of 1% of daily net assets for The Catholic Equity Fund. For The Catholic Money Market Fund the adviser receives fees according to the following schedule: If the Fund has average daily net assets of $50 million or less: 0.30%; if the Fund has average daily net assets of more than $50 million but less than $100 million: 0.25%; if the Fund has average daily net assets of more than $100 million and less than $200 million: 0.20%; if the Fund's average daily net assets exceed $200 million: 0.15%. Out of these fees, the adviser pays the subadvisory fees applicable to each Fund.

Subadvisers

We have engaged Mellon Equity Associates, LLP and Strong Capital Management, Inc. to serve as subadvisers to the Funds.

THE CATHOLIC EQUITY FUND
------------------------

Mellon Equity Associates, LLP (Mellon) is an independently run, wholly owned subsidiary of Mellon Financial Corporation, organized as a limited liability partnership. The firm became a separate legal entity from the equity management group of the Mellon Bank trust department in January 1987, managing domestic equity accounts for U.S. tax-exempt clients. The equity management group has managed institutional, tax-exempt assets since 1947. The firm's proprietary investment process, developed by current principal officers of the firm, has been used to manage domestic equity accounts for U.S. tax-exempt clients since January 1983. Mellon manages nearly $23 billion in assets for approximately 140 clients. The principal address of Mellon is 500 Grant St., Suite 4200, Pittsburgh, Pennsylvania 15258.

Thomas J. Durante, a Chartered Financial Analyst, manages the Fund. Mr. Durante specializes in the management of indexed and enhanced-indexed equity products for Mellon. Before joining Mellon in 2000, Mr. Durante was a controller of funds at Dreyfus Corporation for over 18 years. He earned a Bachelor of Science degree in accounting from Fairfield University.

From its advisory fees, the adviser pays the subadviser a subadvisory fee for managing the assets of The Catholic Equity Fund at the annual rate of 12 basis points (0.12%) on the first $50 million of the Fund's average daily net assets, and 6 basis points (0.06%) of the Fund's average daily net assets in excess of $50 million.

THE CATHOLIC MONEY MARKET FUND
------------------------------

Strong Capital Management, Inc. (Strong) is the sub-adviser for the Fund and makes the investment decisions for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $47 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products.

Jay N. Mueller manages the Fund. He has over 17 years of investment experience and is a Chartered Financial Analyst. He joined the subadviser as a securities analyst and portfolio manager in September 1991, and currently manages several Strong money market funds. Mr. Mueller received his bachelor's degree in Economics from the University of Chicago in 1982 and serves as Strong's chief economist.

From its advisory fees, the adviser pays the subadviser:

If the portfolio is $50 million or less: 0.20%; if the portfolio is over $50 million and less than $100 million: 0.15%; if the portfolio is over $100 million and less than $200 million: 0.10%; if the portfolio is $200 million or more:
0.075%.

How To Invest

General

You can buy shares in the Funds through a licensed registered representative, by mail or wire transfer. You buy shares at net asset value ("NAV") plus any sales charge that applies (the "public offering price" or "POP").

Three Classes of Shares

The Catholic Equity Fund offers three classes of shares; Class A shares, Class C shares and Class I shares. Each class has its own sales charge, expense structure and minimum investment amounts, allowing you to choose the class that best meets your situation. The Catholic Money Market Fund offers only Class A shares.

When selecting a Class of shares, you should bear in mind that, if you are not an institution eligible to purchase Class I shares and you are making a large investment of $250,000 or more and you plan to hold your investment for more than five years, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower on-going distribution fee than Class C shares. The combination of these two factors likely will mean that long-term purchases (5 years or more) of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class C shares. If you are purchasing $500,000 or more, then Class A shares definitely are preferable to Class C shares because there is no front-end sales charge on purchases of Class A shares in that amount.

The following table shows which classes of shares are available for what types of investors and for which Funds, and also highlights some of the differences between the three classes.

                            CLASS A                CLASS C               CLASS I
FEATURES OF CLASS           SHARES                 SHARES                SHARES
-----------------           -------                -------               -------
Offered by which Fund(s)    The Catholic           The Catholic          The Catholic
                            Equity Fund            Equity Fund           Equity Fund
                            and The
                            Catholic Money
                            Market Fund

Eligible investors          All retail             All retail            Institutional
                            investors who          investors who         investors(1)<F15>
                            purchase               purchase
                            through a              directly
                            broker                 without the
                                                   assistance of
                                                   a broker or
                                                   who pay a
                                                   separate fee
                                                   to a broker

Front-end sales charge      4.00% in the           None                  None
                            Catholic Equity
                            Fund;(2)<F16> none
                            in The Catholic
                            Money Market
                            Fund

Contingent deferred         None                   1.00% in The          None
sales charge                                       Catholic Equity
                                                   Fund (which is
                                                   eliminated after
                                                   you own your
                                                   shares for one
                                                   year)

12b-1 Fee                   Twenty-five            Seventy-five          None
                            basis points           basis points
                            (0.25%) for            (0.75%)
                            The Catholic
                            Equity Fund,
                            five basis
                            points (0.05%)
                            for The Catholic
                            Money Market
                            Fund

Minimum investment          $1,000(3)<F17>         $1,000                $10,000
Amount

(1)<F15> Please refer to "Purchasing Class I Shares" below for a description of institutions that are eligible to purchase Class I shares.
(2)<F16> The front-end sales charge declines as the amount of your purchases increase (please refer to "Purchasing Class A Shares" below).
(3)<F17> These minimum investment amounts are reduced for certain types of purchasers. Please refer to "Purchasing Class A Shares" below.

PURCHASING CLASS A SHARES
-------------------------

FRONT-END SALES CHARGE. You may purchase Class A shares of The Catholic Equity Fund at NAV plus a maximum sales charge of 4.00% of the public offering price (or 4.17% of the NAV). We do not impose a sales charge on Class A shares for The Catholic Money Market Fund. We may reduce or waive sales charges on certain purchases of Class A shares of The Catholic Equity Fund.

The following chart shows the sales charge percentage for shares at different dollar level purchases.

                                        Maximum                       50%
                                        Sales                         Sales
                         Maximum        Charge         50%            Charge
                         Sales          as a %         Sales          as a %
                         Charge         of Net         Charge         of Net
                         as a %         Amount         as a %         Amount
                         of POP         Invested       of POP         Invested
                         -------        --------       ------         --------
Less than $25,000        4.00%          4.17%          2.00%          2.04%

$25,000 but less
than $50,000             3.75%          3.90%          1.88%          1.91%

$50,000 but less
than $100,000            3.00%          3.09%          1.50%          1.52%

$100,000 but less
than $250,000            2.00%          2.04%          1.00%          1.01%

$250,000 but less
than $500,000            1.00%          1.01%          0.50%          0.50%

$500,000 and up          0.00%          0.00%          0.00%          0.00%

REDUCING YOUR SALES
CHARGE ON CLASS A SHARES
------------------------

We may reduce your sales charges on purchases of shares under certain circumstances, described below. If you are eligible for one of these reductions, you must tell us or your Registered Representative at the time you purchase shares or you may not receive the reduction. The adviser, subadviser, transfer agent, fraternal benefit societies, their directors and employees (including sales representatives), persons employed by brokers owned by fraternal benefit societies or that sell shares of the Funds and persons licensed to receive commissions for sales of the Funds may not pay a sales charge on their purchases or on purchases made by family members residing with them. We reserve the right to stop or change these reductions at any time.

50% REDUCTION: Non-profit organizations, charitable trusts, endowments, branches and courts, pay only 50% of the normal sales charge so long as there is a meaningful Catholic affiliation. The reduction does not apply to retirement plan accounts.

RIGHT OF ACCUMULATION: You can combine all your Class A share purchases across accounts, including the purchases of your immediate family, when computing your current sales charge for Class A shares. Immediate family means your spouse and your children who are dependents for federal income tax purposes. Eligible Class A shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer-sponsored plans can link the Class A shares in the plan for purposes of calculating a sales charge reduction. Shares of The Catholic Money Market Fund are not eligible shares for Right of Accumulation. However, any Class A shares of The Catholic Equity Fund that have been exchanged INTO The Catholic Money Market Fund are eligible shares for Right of Accumulation. Right of Accumulation includes the value of all shares at the public offering price.

LETTER OF INTENT: If you expect to invest $25,000 or more of Class A shares during the next 13 months, you can reduce your sales charge by signing a Letter of Intent. A Letter of Intent permits you to pay the sales charge that would be applicable if you add up all Class A shares of The Catholic Equity Fund that you agree to buy within the 13-month period. You can include purchases in accounts you have linked for purposes of the Right of Accumulation, and you can backdate a Letter of Intent to include purchases made in the last 90 days. However, we do not recalculate the sales charge on prior purchases. You do not have any obligation to buy additional shares. During the Letter of Intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the Letter of Intent within the 13-month period, we will sell escrowed shares to cover any additional sales charges due from you. You should sign only one Letter of Intent for all accounts combined under Right of Accumulation.

MINIMUM PURCHASE AMOUNTS: The table below shows the minimum amounts that apply to your purchases of Class A shares of The Catholic Equity Fund.

 MINIMUM PURCHASE AMOUNT
 PER ACCOUNT PER TRANSACTION
                                        Initial             Additional
                                        Purchase*<F18>      Purchase
                                        --------------      ----------
 Regular Account*<F18>                  $1,000              $50
 IRA*<F18>                              $250                $50
 Automatic Investment Plan              $50                 $25
 UGMA or UTMA**<F19>                    $250                $50

 *<F18>   Indicates purchases made by check or wire.
**<F19> Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). The custodial accounts provide a way to give money to a child and obtain tax benefits. Under current federal law an individual can give up to $11,000 a year per child without paying federal gift tax.

There is a $1,000 minimum initial investment for all types of accounts in The Catholic Money Market Fund. The minimums for additional purchases in that Fund are as shown in the table above.

We may waive the minimum investment amount needed to open or add to an account in The Catholic Equity and The Catholic Money Market Funds.

PURCHASING CLASS C SHARES
OF THE CATHOLIC EQUITY FUND
---------------------------

GENERAL. You may purchase Class C shares of The Catholic Equity Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class C shares within one year after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. After you own your shares for one year, the contingent deferred sales charge terminates. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by The Catholic Equity Fund on your Class C shares.

To reduce your costs, when you redeem Class C shares in The Catholic Equity Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those shares that you have held for more than one year or those shares that you purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs, and 403(b) plans, or to meet certain retirement plan requirements.

The minimum initial purchase amount for Class C shares in The Catholic Equity Fund is $1,000 for all purchasers, and is $50 for additional purchases of Class C shares. We may waive the minimum investment amount needed to open or add to an account in The Catholic Equity Fund. The Catholic Money Market Fund does not offer Class C shares.

PURCHASING CLASS I SHARES
OF THE CATHOLIC EQUITY FUND
---------------------------

Eligible institutions may purchase Class I shares of The Catholic Equity Fund. Institutions that are eligible to purchase Class I shares include any corporation, limited liability company, partnership or other company or business association, a church, parish, fraternal benefit society or other religious or fraternal organization or association, a trust or endowment fund and any other legal entity that is not a natural person or the alter ego of a natural person (e.g., sole proprietorship, IRA account, revocable trust of a grantor who is a natural person, etc.), provided such legal entity was not formed for the specific purpose of investing in the Funds. Class I shares have no front-end sales charge, no contingent deferred sales charge and no rule 12b-1 fee. The minimum initial purchase amount for Class I shares in The Catholic Equity Fund is $10,000, and for additional purchases of Class I shares is $1,000. We may waive the minimum investment amount needed to open or add to an account in The Catholic Equity Fund. The Catholic Money Market Fund does not offer Class I shares.

OPENING A NEW ACCOUNT
---------------------

You can open a new account through a licensed Registered Representative or directly by mail. A complete, signed application is required for new accounts. Also, you will need to fill out an application if after you open your account, you subsequently purchase shares of a Fund that was not selected in your initial application.

Your Registered Representative is ready to help you open a new account. If you do not know the name of your Registered Representative, please call The Catholic Funds toll-free at 1-877-846-2372.

TO OPEN YOUR ACCOUNT,
JUST FOLLOW THESE STEPS:

1.   Please review this prospectus.

2. Please complete a Catholic Funds Application and New Account Form, which should be included with the prospectus, for every different account registration. For example, you need separate applications for an individual account in The Catholic Equity Fund and an IRA invested in The Catholic Equity Fund. If you don't complete the application properly, your purchase may be delayed or rejected.

3. Mail your completed application and check made payable to The Catholic Funds to:

     Regular Mail
     ------------
     THE CATHOLIC FUNDS, INC.
     P.O. BOX 05710
     MILWAUKEE, WI 53205-5710

     Express Mail/Private Delivery
     -----------------------------
     THE CATHOLIC FUNDS, INC.
     1100 WEST WELLS STREET
     MILWAUKEE, WI 53233

ACCOUNTS FOR RETIREMENT SAVINGS
-------------------------------

Shareholders, their enterprises as well as Catholic organizations may establish their own individual or business retirement plans. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan.

A third-party maintenance fee may apply to some retirement accounts.

We accept investments from the retirement plans listed below:

*  Traditional IRA (Individual Retirement Account);

*  "Rollover" IRA;

* Roth IRA (annual contributions are not tax deductible, but distributions may not be subject to income tax);

*  SEP-IRA (Simplified Employee Pension Plan);

*  SIMPLE-IRA (Savings Incentive Match Plan for Employees);

* Coverdell Education Savings Accounts [formerly known as Education IRA] - (annual contributions are not tax deductible, but distributions may not be subject to income tax);

* 403(b)(7) retirement plan account (legal restrictions apply to your ability to withdraw funds from this account); and

*  Qualified retirement plans.

We do not provide any prototype qualified retirement plans (i.e., pension, profit sharing and 401(k) plans), although these plans may invest in the Funds.

BUYING ADDITIONAL SHARES FOR YOUR ACCOUNT
-----------------------------------------

After you have opened an account with The Catholic Funds, you can make additional investments of $50 or more ($1,000 or more for Class I shares) to that account by mail, telephone or wire. Please put your name and your Catholic Funds account number on the face of all investment checks and make sure your checks are payable to "The Catholic Funds." Some retirement accounts, such as the 403(b)(7) Retirement Plan, may allow you to make investments only by deferring part of your salary.

Additional Purchases by Mail

Purchase orders should be sent to:

Regular Mail
------------
THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI 53201-0701

Express Mail/Private Delivery
-----------------------------
THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
THIRD FLOOR
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202-5207

Additional Purchases by Telephone

Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option on the application. Once you have selected this option, you can call shareholder services at 1-877-222-2402 and have money withdrawn from your bank checking or savings account to make your investment. You pay the next price computed after the Funds have received your request for purchase. For example, if you telephone before 3:00 (CST), you will get that day's price.

Additional Purchases by Wire

If your bank is a member of or has a corresponding relationship with a member of the Federal Reserve System, you can buy shares of the Funds by wire transfer by following these steps:

1. Call shareholder services at 1-877-222-2402 and provide the following information:

     *  Your account registration;

     *  The name of the Fund(s) in which you want to invest;

     *  The Class of shares you are purchasing;

     *  Your address;

     *  Your Social Security or tax identification number;

     *  The dollar amount;

     *  The name of the wiring bank; and

     * The name and the telephone number of the person at your bank we can contact about your purchase.

We must receive your wire order before the closing of the NYSE (normally 3:00 p.m. Central Time) in order for you to receive that day's price.

2.   Instruct your bank to use the following instructions when wiring funds:

     WIRE TO:    U.S. BANK, N.A.

     CREDIT:     U.S. BANCORP FUND SERVICES, LLC

     ACCOUNT:    112-952-137

     ROUTING
     NUMBER:     042000013

     FURTHER
     CREDIT:     (NAME OF FUND)
                 (SHAREHOLDER ACCOUNT NUMBER)
                 (SHAREHOLDER REGISTRATION)

Please call 1-877-222-2402 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

We are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Account Registration

How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your Catholic Funds application. Some account registrations may require additional documents.

Automatic Investment Plans

To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $50 in either Class A or Class C shares ($1,000 for The Catholic Money Market Fund), and a minimum of $25 per account per transaction after you start your plan. For Class I shares, you can open an automatic investment plan with an initial investment of at least $10,000 and a minimum of $500 per account per transaction after you start your plan. Using The Catholic Funds Automatic Investment Plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you "dollar cost average," you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are low. Your Registered Representative is ready to help you set up one of the following plans.

THE BANK DRAFT PLAN
-------------------

The Bank Draft Plan allows you to make regular investments in the Funds directly from your checking or savings account. The following rules and/or guidelines apply:

* You must open the account with a check for at least $50 for Class A ($1,000 for The Catholic Money Market Fund) or Class C shares and at least $10,000 for Class I shares or have an existing account;

* You can select up to two transaction dates per month (at least ten days apart). If you don't select the date(s), the money will automatically be withdrawn from your bank account on the 5th (and 15th) of the month;

* To start the plan or change your bank account, you must notify Shareholder Services in writing at least 13 business days prior to the transaction date. All bank account owners must sign the bank draft plan card;

* To stop or change the amount of your plan, you must notify Shareholder Services in writing or via telephone at 1-877-222-2402 at least (5) five business days prior to the transaction date; and

* Make sure you have enough money in your bank account to make the investment so you can avoid paying any possible fees from your bank or our transfer agent.

THE PAYROLL DEDUCTION
SAVINGS AND INVESTMENT PLAN
---------------------------

The payroll deduction savings and investment plan allows employees of participating companies to invest in the Funds through direct deduction from their paychecks or commission checks.

All payroll deductions for retirement plan accounts will be considered current year contributions unless we are notified in writing.

Payment

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash, traveler's checks or third party checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees, currently $25. When you buy shares by any type of check, electronic funds transfer or automatic investment purchase, you may not be able to redeem the shares you purchased for 12 days or until your check has cleared, whichever occurs first. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares purchased has been received by the transfer agent.

Anti-Money Laundering Program

The Catholic Funds and CFSC have established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications. The Catholic Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Selling Your Shares

General

You can redeem (sell) your shares on any business day. We redeem Class A and Class I shares at net asset value. We redeem Class C shares at net asset value, less the amount of any applicable contingent deferred sales charge.

If we receive your request in good order before the close of the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order after the close of the NYSE, or on a holiday, weekend or a day the NYSE is closed, we will process your transaction at the closing price on the next business day. A redemption request is in good order when it contains all account owners' signatures (including signature guarantees when needed) the required information listed below, and any legally required additional information and documentation. You can sell shares by mail, telephone or wire.

BY MAIL
-------

Please include the following in your redemption request:

*  Name(s) of the account owner(s);

*  Account number(s);

*  Amount you want to receive or the number of shares you want to sell;

*  Tax withholding information, if required, for retirement accounts; and

*  Signatures of all account owners.

YOU MUST HAVE YOUR SIGNATURE GUARANTEED FOR WRITTEN SELL ORDERS IF:

1. You want to sell shares with a value of more than $25,000;

2. You want the proceeds sent to an address other than the one listed for your account; or

3. You want the check payable to someone other than the account owner(s).

You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

Regular Mail
------------
THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI 53201-0701

Express Mail/Private Delivery
-----------------------------
THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
THIRD FLOOR
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202-5207

BY TELEPHONE
------------

To make investing in the Funds more convenient, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The Catholic Funds, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

The following rules and/or guidelines for selling by telephone apply:

*  You must call shareholder services toll-free at 1-877-222-2402;

*  You must provide a form of personal identification to confirm your identity;

*  You can sell up to $25,000 worth of shares;

* The Funds will mail a check only to the person(s) named on the account registration and only to the address on the account;

*  Retirement plan accounts are not eligible;

* You can do only one telephone redemption within any 30-day period for each authorized account;

* Telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and

* If we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

BY WIRE
-------

The following rules and/or guidelines for selling by wire apply:

* You must give us written authorization, including the signatures of all the owners of the account, on The Catholic Funds Application or Account Change Form;

*  You can make a wire redemption for any amount;

*  You pay a $15.00 fee for each wire redemption;

* We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and

* Wire redemptions may not be available to you for all retirement plan accounts.

Systematic Withdrawal Plan

You can have money automatically withdrawn from your account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. The following rules and/or guidelines apply:

* You need a minimum of $5,000 ($50,000 for Class I shares) in your account to start the plan;

*  You must withdraw a minimum of $100 monthly;

* You can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;

* To start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

* To stop or change your plan, you must notify us at least five business days prior to the next withdrawal; and

* Because of the front-end sales charge on Class A shares and the contingent deferred sales charge on Class C shares, you must consider carefully the costs of frequent investments in and withdrawals from your account unless it is a Catholic Money Market Fund account.

Checkwriting -
The Catholic Money Market Fund Only

Sign up for free checkwriting when you open your account or call 1-877-222-2402 to add it later to an existing account.

Please remember:

*  Check redemptions must be for a minimum of $500.

*  You cannot write a check to close out an account.

* If you recently purchased shares, a redemption request, including a check redemption, on those shares will not be honored until 12 days after we received the purchase check or electronic transaction.

* You will be charged a service fee, currently $25, for a stop-payment on a check written on your account in The Catholic Money Market Fund.

Some transactions and requests require a signature guarantee. If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

Closing Small Accounts

All Catholic Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $1,000. This does not apply to retirement plan accounts, automatic investment plans or UGMA/ UTMA accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $1,000.

Reinstatement Privilege for Class A Shares

You have 60 days after you sell Class A shares to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per Class A share on the day when you've made your reinstatement and not on the day when you sold your investment. The following rules apply:

*  You may use this privilege only once per account;

* You must send a written request and a check for the amount you wish to reinstate to the Fund's transfer agent;

*  The dollar amount you reinstate cannot exceed the dollar amount you sold;
   and

* The sale of your Class A shares may be a taxable event despite the reinstatement.

Exchange Privilege

You may exchange shares in one Fund for shares in another Fund either by telephone or in writing. If you exchange shares of The Catholic Money Market Fund for Class A shares of The Catholic Equity Fund, your exchange will be subject to the applicable front-end sales charge on the Class A shares of The Catholic Equity Fund. In addition, if you exchange Class C shares of The Catholic Equity Fund for shares of The Catholic Money Market Fund, your exchange will be subject to any contingent deferred sales charges that applies to your redemption of the Class C shares of The Catholic Equity Fund. A $5 service fee will be charged for each telephone exchange request (no charge is imposed for written exchange requests).

Minimum investment rules may apply when you open a new account by exchanging shares and you may have to submit a new application (e.g., you must exchange at least $1,000 worth of Class A shares to another Fund and fill out a new account form if you have not previously opened an account in the Fund into which Class A shares will be exchanged). The following considerations apply to exchanges:

* You may only exchange into Funds that are legally available for sale in your state;

*  You may have a taxable gain or loss as a result of an exchange;

* We reserve the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

You should bear in mind that the rule 12b-1 fee varies among the various Classes of shares of The Catholic Equity Fund, and between Class A shares of The Catholic Equity and The Catholic Money Market Fund. For example, if you own Class I shares of The Catholic Equity Fund, you will not pay any rule 12b-1 fee on those shares. However, if you temporarily exchange those shares for Class A shares of The Catholic Money Market Fund, you will pay a rule 12b-1 fee on your shares of The Catholic Money Market Fund at the rate of five basis points (0.05%), unless and until you reexchange your shares of The Catholic Money Market Fund for Class I shares of The Catholic Equity Fund.

Other Share
and Shareholder Information

Distribution Fees

We have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution fees for the sale and distribution of its shares and continuing services to shareholder accounts. The table below shows the rate of the Rule 12b-1 fee for each Class of shares of each Fund.

                         Class               Class               Class
 Name of Fund            A Shares            C Shares            I Shares
 ------------            --------            --------            --------
 The Catholic
 Equity Fund             0.25 of 1%          0.75 of 1%          None

 The Catholic
 Money Market
 Fund                    0.05 of 1%          Not Available       Not Available

The twenty-five basis point fee paid on Class A shares of The Catholic Equity Fund and the five basis point fee paid on Class A shares of The Catholic Money Market Fund are for services provided by the distributor to existing shareholders. This shareholder servicing fee is a reimbursement fee, meaning that it is paid only to the extent that the distributor demonstrates it has incurred expenses in servicing shareholders at least equal to the applicable fee. The seventy-five basis point 12b-1 fee paid on Class C shares of The Catholic Equity Fund is compensation for distribution services, meaning the distributor is entitled to receive this fee regardless of whether its costs and expenses in distributing Class C shares of the Fund equal or exceed the fee.

Because these fees are paid on each Fund's net assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Share Price Calculation

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share (plus any applicable front-end sales charge in the case of purchases and any contingent deferred sales charge in the case of redemptions) determined on the effective date of the purchase or redemption. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 3:00 p.m. Central Time. We do not calculate the net asset value for the Funds on the days when the NYSE is closed for trading. NAV EQUALS TOTAL ASSETS MINUS LIABILITIES DIVIDED BY NUMBER OF SHARES OUTSTANDING.

We value securities owned by a Fund at current market value. For securities with readily available market quotations, we use the quotations to price the security. If a security does not have a readily available quotation, we value the security as determined in good faith in accordance with guidance and policies established by the board of directors. The board of directors approves the use of pricing services to assist us in the determination of net asset values.

Dividends, Capital Gains and Taxes

This section summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

The Catholic Equity Fund will distribute any net investment income annually and will distribute any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution to comply with federal tax requirements. You may choose to have your dividends and capital gain distributions automatically reinvested in shares of the Funds at net asset value without a sales charge or you may take them in cash.

The Catholic Money Market Fund pays you dividends from net investment income monthly. Dividends are declared on each day that NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays and days when the Fund's NAV is not calculated are declared on the first day preceding these days that the Fund's NAV is calculated. Your investment earns dividends from the first business day after we accept your purchase order. While The Catholic Money Market Fund does not anticipate any short or long-term capital gains, any such gains would be paid annually.

If your account is a taxable account, you will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares.

If you redeem a Fund's shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.

Each Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

Federal law requires us to withhold 31% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in the Funds.

Reinvestment of Fund Distributions

Unless you request otherwise on your account application, we will reinvest all of your income dividends and/or capital gains distributions into additional shares of the same Class of the Fund that generated the distribution. Shares that you purchase in this fashion will not be subject to either a front-end or a contingent deferred sales charge. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvested them or had them paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends and other distributions.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds and their performance since inception. Information shown for The Catholic Equity Fund includes the operations of The Catholic Disciplined Capital Appreciation Fund for all periods prior to April 3, 2002, because it is deemed the survivor, for financial accounting purposes, of the April 2, 2002 consolidation of it and the other two then existing equity Funds of The Catholic Funds into The Catholic Equity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended September 30, 2002 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are included in the annual report. You may obtain an annual report free by calling toll-free 1-877-222-2402. Information for years ended prior to and including September 30, 2001 was audited by other independent accountants.

The Catholic Equity Fund - Class A Shares

                                                           For the Year Ended                             For the
                                                             September 30,                              Period Ended
                                            ------------------------------------------------           September 30,
                                            2002(9)<F28>     2001(9)<F28>       2000(9)<F28>        1999(1)<F20>(9)<F28>
                                            ------------     ------------       ------------        --------------------

NET ASSET VALUE,
BEGINNING OF PERIOD                             $8.43           $10.95              $9.69                  $10.00
                                                -----           ------             ------                  ------
Net investment
  income (loss)                                  0.06            (0.04)(7)<F26>     (0.03)(7)<F26>             --(8)<F27>
Net realized and unrealized
  gain (loss) on investments                    (1.83)           (2.45)              1.31                   (0.31)
                                                -----           ------             ------                  ------
               TOTAL FROM
               INVESTMENT
               OPERATIONS                       (1.77)           (2.49)              1.28                   (0.31)
                                                -----           ------             ------                  ------

Distributions from
net realized gain
on investments                                  (0.18)           (0.03)             (0.02)                     --
                                                -----           ------             ------                  ------
               TOTAL
               DISTRIBUTIONS                    (0.18)           (0.03)             (0.02)                     --
                                                -----           ------             ------                  ------

NET ASSET VALUE,
END OF PERIOD                                   $6.48            $8.43             $10.95                   $9.69
                                                -----           ------             ------                  ------

Total return(2)<F21>                         (21.65)%         (22.81)%             13.16%                 (3.10)%(3)<F22>

RATIOS TO AVERAGE NET ASSETS

Expenses(4)<F23>(5)<F24>                        1.23%            1.75%              1.75%                   1.75%
Net investment
  income (loss)(4)<F23>(5)<F24>                 0.31%          (0.45)%            (0.33)%                 (0.03)%
Expenses(4)<F23>(6)<F25>                        2.48%            3.05%              3.31%                   4.83%
Net investment loss(4)<F23>(6)<F25>           (0.94)%          (1.75)%            (1.89)%                 (3.11)%
Net assets,
end of period                              $2,865,775       $4,525,315         $4,671,129              $3,365,592
Portfolio turnover rate                        31.23%(3)<F22>   39.17%             28.78%                   2.44%(3)<F22>

(1)<F20> Reflects operations for the period from May 3, 1999 (commencement of operations), to September 30, 1999.
(2)<F21>   Based on net asset value, which does not reflect the sales charge.
(3)<F22>   Not annualized.
(4)<F23>   Computed on an annualized basis.
(5)<F24>   Net of waivers and reimbursements by adviser.
(6)<F25>   Gross of waivers and reimbursements by adviser.
(7)<F26> Per share net investment loss has been calculated prior to tax adjustments.
(8)<F27>   Less than one cent per share.
(9)<F28> Information for the periods ended September 30, 1999, 2000, 2001 and October 1, 2001 through April 2, 2002 reflect the operations of The Catholic Disciplined Capital Appreciation Fund. Information for the period April 3, 2002 through September 30, 2002 reflects the operations of The Catholic Equity Fund.

The Catholic Equity Fund - Class C Shares

                                                            For the
                                                            Period Ended
                                                            September 30,
                                                            2002(1)<F29>
                                                            -------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $8.92
                                                                -----
Net investment income                                            0.01
Net realized and unrealized loss on investments                 (2.45)
                                                                -----
               TOTAL FROM INVESTMENT OPERATIONS                 (2.44)
                                                                -----

NET ASSET VALUE, END OF PERIOD                                  $6.48
                                                                -----

Total return(2)<F30>                                         (27.47)%(3)<F31>

RATIOS TO AVERAGE NET ASSETS

Expenses(4)<F32>(5)<F33>                                        1.20%
Net investment income(4)<F32>(5)<F33>                           0.67%
Expenses(4)<F32>(6)<F34>                                        3.71%
Net investment loss(4)<F32>(6)<F34>                           (1.84)%
Net assets, end of period                                      $3,432
Portfolio turnover rate                                        31.23%(3)<F31>

(1)<F29> Reflects operations for the period from April 9, 2002 (commencement of operations), to September 30, 2002.
(2)<F30> Based on net asset value, which does not reflect the contingent deferred sales charge.
(3)<F31>   Not annualized.
(4)<F32>   Computed on an annualized basis.
(5)<F33>   Net of waivers and reimbursements by adviser.
(6)<F34>   Gross of waivers and reimbursements by adviser.

The Catholic Equity Fund - Class I Shares

                                                            For the
                                                            Period Ended
                                                            September 30,
                                                            2002(1)<F35>
                                                            -------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $9.02
                                                                -----
Net investment income                                            0.02
Net realized and unrealized loss on investments                 (2.55)
                                                                -----
               TOTAL FROM INVESTMENT OPERATIONS                 (2.53)
                                                                -----

NET ASSET VALUE, END OF PERIOD                                  $6.49
                                                                -----

Total return                                                 (28.05)%(2)<F36>

RATIOS TO AVERAGE NET ASSETS

Expenses(3)<F37>(4)<F38>                                        0.70%
Net investment income(3)<F37>(4)<F38>                           1.03%
Expenses(3)<F37>(5)<F39>                                        2.55%
Net investment loss(3)<F37>(5)<F39>                           (0.82)%
Net assets, end of period                                  $9,831,101
Portfolio turnover rate                                        31.23%(2)<F36>

(1)<F35> Reflects operations for the period from April 3, 2002 (commencement of operations), to September 30, 2002.
(2)<F36>   Not annualized.
(3)<F37>   Computed on an annualized basis.
(4)<F38>   Net of waivers and reimbursements by adviser.
(5)<F39>   Gross of waivers and reimbursements by adviser.

The Catholic Money Market Fund

                                                             For the Year Ended                     For the
                                                               September 30,                        Period Ended
                                                          ------------------------                  September 30,
                                                          2002                2001                  2000(1)<F40>
                                                          ----                ----                  -------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00               $1.00                    $1.00
                                                          -----               -----                    -----
Net investment income                                      0.01                0.04                     0.04
                                                          -----               -----                    -----
               TOTAL FROM
               INVESTMENT OPERATIONS                       0.01                0.04                     0.04
                                                          -----               -----                    -----

Distributions from net investment income                  (0.01)              (0.04)                   (0.04)
                                                          -----               -----                    -----
               TOTAL DISTRIBUTIONS                        (0.01)              (0.04)                   (0.04)
                                                          -----               -----                    -----

NET ASSET VALUE, END OF PERIOD                            $1.00               $1.00                    $1.00
                                                          -----               -----                    -----

Total return                                              1.09%               4.45%                    4.08%(2)<F41>

RATIOS TO AVERAGE NET ASSETS

Expenses(3)<F42>(4)<F43>                                  0.95%               0.91%                    0.91%
Net investment income(3)<F42>(4)<F43>                     1.08%               4.35%                    5.34%
Expenses(3)<F42>(5)<F44>                                  1.30%               1.05%                    1.19%
Net investment income(3)<F42>(5)<F44>                     0.73%               4.21%                    5.06%
Net assets, end of period                           $11,837,433         $12,358,882              $11,020,977

(1)<F40> Reflects operations for the period from January 7, 2000 (commencement of operations), to September 30, 2000.
(2)<F41>   Not annualized.
(3)<F42>   Computed on an annualized basis.
(4)<F43>   Net of waivers and reimbursements by adviser.
(5)<F44>   Gross of waivers and reimbursements by adviser.

BOARD OF DIRECTORS
------------------
Daniel Steininger
Chairman of the Board

Thomas Bausch

J. Michael Borden

Daniel Doucette

Allan Lorge

Thomas Munninghoff

Conrad Sobczak

OFFICERS
--------
Theodore Zimmer
President

William J. Binder
Vice President

Allan Lorge
Vice President, Secretary
and Chief Financial Officer

Russell Kafka
Treasurer

INVESTMENT ADVISER
------------------
Catholic Financial Services Corporation
1100 West Wells Street
Milwaukee, WI  53233

INDEPENDENT ACCOUNTANTS
-----------------------
PricewaterhouseCoopers LLP

LEGAL COUNSEL
-------------
Quarles & Brady LLP

CUSTODIAN
---------
U.S. Bank, N.A.

TRANSFER AGENT
--------------
U.S. Bancorp Fund Services, LLC

SHAREHOLDER SERVICES
--------------------
The Catholic Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 710
Milwaukee, WI   53201-0701

SUBADVISERS
-----------
The Catholic Equity Fund
------------------------
Mellon Equity Associates, LLP
500 Grant St., Suite 4200
Pittsburgh, PA  15258

The Catholic Money Market Fund
------------------------------
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

THE CATHOLIC
FRATERNAL ALLIANCE
------------------
Catholic Knights
Daniel Steininger, President
1100 West Wells Street
Milwaukee, WI 53233

Catholic Order of Foresters
Robert Ciesla, High Chief Ranger
355 Shuman Boulevard
PO Box 3012
Naperville, IL 60566-7012

Catholic Knights of America
John Kenawell, President
3525 Hampton Avenue
St. Louis, MO 63139-1980

Catholic Union of Texas (The KJT)
Elo J. Goerig, President
P.O. Box 297
LaGrange, TX  78945

For More Information

If you would like more information about the Funds, you may call Shareholder Services toll-free at 1-877-222-2402 to request a free copy of the Funds' Statement of Additional Information (SAI), Annual or Semi-Annual Reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The Funds' Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company File No.  811-09177

                 (CATHOLIC FINANCIAL SERVICES CORPORATION LOGO)
                        GIVING VOICE TO CATHOLIC VALUES

                  1100 West Wells Street o Milwaukee, WI 53233
                                 1-414-278-6550
                              Member NASD and SIPC
              The Catholic Funds are not available in all states.

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 31, 2003

                            THE CATHOLIC FUNDS, INC.
                             1100 WEST WELLS STREET
                              MILWAUKEE, WI 53233
                                 (877) 222-2402

                            THE CATHOLIC EQUITY FUND
                         THE CATHOLIC MONEY MARKET FUND

     This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with The Catholic Funds, Inc.'s Prospectus dated January 31, 2003 for the above named funds. A Prospectus may be obtained at no charge by writing to the Funds at 1100 West Wells Street, Milwaukee, Wisconsin 53233 or by calling Shareholder Services at 1-877-222-2402 or on our website at http://www.catholicfunds.com.

     In this Statement of Additional Information, The Catholic Funds, Inc. may be referred to as CFI, and The Catholic Equity Fund and The Catholic Money Market Fund may be referred to collectively as the "Funds" or individually as a "Fund." Terms not otherwise defined have the same meaning as in the Prospectus.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

FUND HISTORY................................................................3
INVESTMENT TECHNIQUES AND STRATEGIES - THE CATHOLIC EQUITY FUND.............3
INVESTMENT RESTRICTIONS - THE CATHOLIC EQUITY FUND..........................7
INVESTMENT POLICIES  - THE CATHOLIC MONEY MARKET FUND.......................9
INVESTMENT RESTRICTIONS - THE CATHOLIC MONEY MARKET FUND...................10
MANAGEMENT.................................................................15
PERFORMANCE INFORMATION....................................................21
DETERMINATION OF NET ASSET VALUE PER SHARE.................................25
DISTRIBUTION OF SHARES.....................................................27
DISTRIBUTION PLAN..........................................................29
LETTERS OF INTENT..........................................................30
REGULATED INVESTMENT COMPANY STATUS........................................31
DESCRIPTION OF SHARES......................................................32
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................33
CODE OF ETHICS.............................................................34
PAYMENTS "IN KIND".........................................................34
ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT SERVICES.............34
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS.................................35
FINANCIAL STATEMENTS.......................................................35

FUND HISTORY

     The CFI family of funds consists of two series of CFI, a Maryland corpora-tion registered as an open-end management investment company under the Invest-ment Company Act of 1940 (the "1940 Act"). CFI was organized by Catholic Financial Services Corporation (CFSC) in 1998. All of the stock of CFSC, a Wisconsin corporation, is owned by a consortium of Catholic fraternal benefits insurance societies (the "Catholic Fraternal Alliance"). The majority of the stock of CFSC is held by Catholic Knights Financial Services, Inc., a wholly-owned subsidiary of Catholic Knights, which functions as an administrative hold-ing company. Further information regarding the Catholic Fraternal Alliance is contained in the Prospectus under "Management." The Catholic Equity Fund commenced operations on April 3, 2002 and The Catholic Money Market Fund on January 7, 2000.

     CFI initially had three other equity funds, namely The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund. Those Funds all commenced operations on May 3, 1999. On April 2, 2002, all three of those Funds were consolidated into The Catholic Equity Fund in tax free reorganizations. The Catholic Disciplined Capital Appreciation Fund was deemed the surviving fund for purposes of financial accounting and historic performance. Historic financial and performance information presented for The Catholic Equity Fund in this Statement of Addi-tional Information and in the Prospectus relates to The Catholic Disciplined Capital Appreciation Fund for all periods prior to April 3, 2002.

INVESTMENT TECHNIQUES AND STRATEGIES - THE CATHOLIC EQUITY FUND

     The investment objective and policies of The Catholic Equity Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objectives.

     REPURCHASE AGREEMENTS. The Catholic Equity Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities. In a repurchase transaction, a Fund acquires a security from, and simultaneously re-sells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet credit re-quirements set by the Board of Directors from time to time. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the pur-chase. Repurchase agreements are considered "loans" under the 1940 Act, col-lateralized by the underlying security. The Fund's repurchase agreements re-quire that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     Repurchase agreements have some risks. If the other party defaults on its obligation at a time when the value of the security has declined, the Fund may incur a loss. If the other party becomes insolvent a court may find that the underlying security is collateral for a loan by the Fund and the Fund may not have complete control over the collateral. It is also possible that the Fund may not be able to prove its interest in the underlying security and may be treated as an unsecured creditor. While the Adviser and Sub-adviser acknowledge these risks, they expect to control them.

     INDEX FUTURES CONTRACTS. As discussed in the Prospectus, The Catholic Equity Fund may invest in exchange traded futures contracts on the S&P 500 Index. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of those securities is made.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement be-tween the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market all of its open futures positions.

     While the Fund maintains an open futures position, it must maintain with its Custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). The Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

     Index futures contracts in which The Catholic Equity Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, same underlying index and same delivery date), or in cash. If an offsetting purchase price is less than the original sales price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs also would affect the amount of any gain or loss.

     There are several risks associated with the use of futures contracts in the manner proposed by The Catholic Equity Fund. A purchase or sale of a futures contract could result in losses in excess of the amount invested in the futures contract. There are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing an equitizing strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous days' settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position, and the Fund could be forced to continue to meet margin requirements until the position is closed.

     The Catholic Equity Fund will limit its futures strategies to equitizing uninvested cash held temporarily by the Fund from time to time. The Fund will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Fund will not enter into a futures contract if, immediately after the transaction, the initial margin deposits for futures contracts held by the Fund would exceed 5% of the Fund's total assets or if more than 20% of the Fund's total assets were committed to such contracts.

     TAXATION OF FUTURES. A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should The Catholic Equity Fund ever deliver securities under a futures contract (which is not expected to occur), the Fund would realize a capital gain or loss on those securities.

     For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. The Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

     S&P 500 INDEX. Standard & Poor's, a division of The McGraw-Hill Companies, Inc., compiles, calculates, maintains and owns rights in and to the S&P 500 Composite Stock Price Index and to the proprietary data therein contained. Standard & Poor's has licensed Catholic Financial Services Corporation to use, in connection with The Catholic Equity Fund, certain trademarks of Standard & Poor's, including "Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500." The Catholic Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to shareholders of The Catholic Equity Fund or any member of the public regarding the advisability of investing in securities generally or in The Catholic Equity Fund particularly or the ability of S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to Catholic Financial Services Corporation is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to Catholic Financial Services Corporation or The Catholic Equity Fund. Standard & Poor's has no obligation to take the needs of Catholic Financial Services Corporation or shareholders of The Catholic Equity Fund into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices at which shares of The Catholic Equity Fund are offered and sold, the timing of the issuance or sale of shares of The Catholic Equity Fund or the determination or calculation of the prices at which shares of The Catholic Equity Fund are redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of shares of The Catholic Equity Fund.

     STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CATHOLIC FINANCIAL SERVICES CORPORATION, SHAREHOLDERS OF THE CATHOLIC EQUITY FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S SHALL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR
CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT RESTRICTIONS - THE CATHOLIC EQUITY FUND

     The following are fundamental policies for The Catholic Equity Fund, meaning they cannot be changed without the vote of a "majority" of the outstanding voting securities of The Catholic Equity Fund. Such a "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meet-ing, if the holders of more than 50% of the outstanding shares are present, or
(ii) more than 50% of the outstanding shares.  The Catholic Equity Fund may not:

      (1) Purchase securities on margin, make short sales or write or purchase put and call options, except for bona fide hedging purposes and to equitize cash as described in the Prospectus and this Statement of Additional Information and subject to the conditions and limitations described therein and herein;

      (2) Buy or sell commodities or commodity contracts, except that the Fund may invest in futures contracts as described in the Prospectus and this Statement of Additional Information;

      (3) Purchase securities of closed-end investment companies, except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company, and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation;

      (4) Make loans to other persons, except that we reserve freedom of action, consistent with the Fund's other investment policies and restrictions and as described in the Prospectus and this Statement of Additional Information, to: (a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obliga-tions may be deemed the making of loans; and (b) enter into repurchase agreements;

      (5) Issue senior securities or borrow, except that we may borrow for the Fund in amounts not in excess of 10% of its net assets, taken at cur-rent value, and then only from banks as a temporary measure for ex-traordinary or emergency purposes (we will not borrow money for the Fund to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowing will reduce the Fund's net income);

      (6) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, except as may be necessary in connection with and subject to the limits in re-striction (5), and except in connection with entering into futures contracts. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets;

      (7) Underwrite any issue of securities, except to the extent that we pur-chase securities directly from an issuer thereof in accord with the Fund's investment objectives and policies we may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities we may be deemed an underwriter for the Fund under federal securities laws;

      (8) Invest more than 25% of the Fund's total assets, taken at current value at the time of each investment, in securities of issuers whose principal business activities are in any single industry or issuer (except the U.S. government or any agency or instrumentality thereof);

      (9) Invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utilities, although we may invest in securities of enterprises engaged in oil, gas or mineral exploration;

     (10) Invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 10% of the Fund's net assets (taken at current value at the time of such investment) would be invested in such securities; or

     (11) Purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

     Non-Fundamental Investment Restrictions
     ---------------------------------------

          The following operating policies of The Catholic Equity Fund, together with the Fund's investment objective, are not fundamental policies and, as such, may be changed by a majority vote of the Board of Directors without shareholder approval. These additional restrictions provide that for The Catholic Equity Fund, we may not:

          (1) Purchase or sell real estate, or real estate limited partnership interests provided that we may invest in securities for the Fund secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          (2) Invest in any security if as a result the Fund would have more than 5% of its net assets invested in securities of companies which, together with any predecessors, have been in continuous operation for less than three years; or

          (3) Purchase securities or other investment companies, if the purchase would cause more than 10% of the value of the Fund's net assets to be invested in investment company securities provided that (a) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's net assets would be invested in such company; and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation acquisition or reorganization.

INVESTMENT POLICIES  - THE CATHOLIC MONEY MARKET FUND

     The following policies supplement the investment objective and policies set forth in The Catholic Money Market Fund's Prospectus:

     REPURCHASE AGREEMENTS. The Catholic Money Market Fund may invest in re-purchase agreements for defensive purposes due to market conditions or to generate income from an excess cash balance. A repurchase agreement is an agreement where the Fund gets a fixed-income security (usually a security issued by the U.S. Government or one of its agencies, a banker's acceptance or a certificate of deposit) from a bank or other party, that is subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The price reflects an agreed upon interest rate effective for the time the security is owned by the Fund. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, CFI's Board will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.
Repurchase agreements have some risks. If the other party defaults on its obligation at a time when the value of the security has declined, the Fund may incur a loss. If the other party becomes insolvent a court may find that the underlying security is collateral for a loan by the Fund and the Fund may not have complete control over the collateral. It is also possible that the Fund may not be able to prove its interest in the underlying security and may be treated as an unsecured creditor. While the Adviser and Sub-adviser acknowledge these risks, they expect to control them.

     LENDING OF SECURITIES. The Catholic Money Market Fund may lend securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete transactions such as covering short sales. The Fund tries to increase its income through the receipt of interest on the loan. The Fund realizes gains or losses on the securities loaned that occur during the term of the loan. The terms and the structure and the total amount of such loans must comply with the Investment Company Act of 1940, and any Rules and Regulations or interpretations of the Securities and Exchange Commission. These provisions currently limit the amount of securities a fund may lend to 33 1/3% of the its total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by CFI's Board.

     ILLIQUID SECURITIES. The Catholic Money Market Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. The Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers it could be difficult for the Fund to convert to sell them if needed. If a market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by CFI's Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the sub-adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate re-
sponsibility for the decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

INVESTMENT RESTRICTIONS - THE CATHOLIC MONEY MARKET FUND

     The Catholic Money Market Fund has adopted the fundamental investment limitations described below, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of:
(i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value. These limitations are considered at the time investment securities are purchased. The Catholic Money Market Fund may not:

     (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its Fund's net assets. The Fund may only borrow money through banks or reverse repurchase agreements, and must comply with all applicable rules and regulations. The Fund may not borrow to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities. When borrowing exceeds 5% of the Fund's net assets, the Fund will repay all borrowings before making additional investments, and interest paid on such borrowings will reduce net in-come.


     (2)  Invest in commodities or commodity contracts.

     (3) Purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities. The Fund may, however, invest in a single issuer as permitted by the Securities and Exchange Commission (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).

     (4) Acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     (5) Invest more than 25% of its total assets in any one industry, provided that there is no limitation with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the Federal Government, its agencies and instrumentalities or certificates of deposit or banker's acceptances of domestic institutions.

     (6)  Invest in a company for purposes of controlling its management.

     (7) Invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by
          Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     (8) Make loans to other persons, except by the purchase of obligations in which the Fund is authorized to invest.

     (9)  Purchase securities on margin or sell securities short.

     (10) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers engaged in oil, gas or mineral exploration.

     (11) Pledge, mortgage or hypothecate its assets, except that the Fund may pledge, mortgage or hypothecate its assets in an amount up to 10% of its net assets, but only to secure borrowings for temporary or emergency purposes.

     (12) Write or invest in put, call, straddle, or spread options.

     (13) Invest directly in real estate, or real estate investment trust securities.

     (14) Issue senior securities.

     (15) Engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when dis-posing of its investment securities.

     RULE 2a-7 COMPLIANCE. All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Catholic Money Market Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification
requirements.    For   purposes  of  calculating   the  maturity  of   portfolio
instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

     Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that: (1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. (2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid on 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. (3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. (4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
(5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.

     The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (1) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (2) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (3) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (4) unrated (other than the type described in (3)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."

     The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (1) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (2) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (3) unrated (other than described in (2)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."

     In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (1) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (2) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than three business days.

     VARIABLE- OR FLOATING-RATE SECURITIES. The Catholic Money Market Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g. daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.

     Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity. Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the bor-rower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

     The Fund will not invest more than 10% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable-or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

     In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at prices consistent with a maturity that reflects the next interest adjustment date.

MANAGEMENT

     DIRECTORS AND OFFICERS. Under applicable law, the Board of Directors is responsible for management of CFI, and provides broad supervision over its affairs. Among other important duties, the Board of Directors selects advisers and sub-advisers to manage the day-to-day investment of each Fund's assets and its other day-to-day operations. The Board of Directors annually reviews the investment advisory and each sub-advisory agreement, and those agreements continue from year to year only subject to annual approval by the Board of Directors (including at least a majority of the Directors who are not
"interested persons" (as that term is defined in the 1940 Act) of CFI or its investment adviser, distributor or any sub-adviser, such Directors being referred to herein as the "Independent Directors")). The Board also annually reviews the terms and operation of each Fund's Rule 12b-1 Distribution Plan, and annual continuation of that Plan with respect to each Fund is subject to approval by the Board of Directors, including at least a majority of the Independent Directors. The Board (acting through its audit committee) also annually approves the selection of independent public accountants for each Fund, and appoints officers to oversee the day-to-day operations of the Funds. In addition, the Board of Directors establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of CFI's business, including such things as the Catholic values to be adhered to by the Funds and the methods and means by which they are implemented, policies and procedures pursuant to which each Fund's securities are priced, a code of ethics governing personal securities trading by persons involved in the management of the Funds, and numerous other policies and procedures.

     The following table presents information about each Director and Officer of CFI, including biographical information about their business experience and information about their relationships with CFI and its affiliates.

                                                                                              Number of
                                                                                            Portfolios in
                                                   Term of Office           Principal          Complex           Other
                                Position(s)        and Length of      Occupation(s) During   Overseen by     Directorships
Name, Address and Age          Held with CFI        Time Served           Past 5 Years         Director     Held by Director
---------------------          -------------       --------------     --------------------   -----------    ----------------
INDEPENDENT DIRECTORS:

Thomas A. Bausch, PhD         Director        Indefinite, until      Professor of Man-            2       None
1100 W. Wells St.                             successor elected      agement, Marquette
Milwaukee, WI  53233                          Since 1999             University since 1978.
Age: 64

J. Michael Borden             Director        Indefinite, until      Chief executive Offi-        2       Trustee, Jefferson
1100 W. Wells St.                             successor elected      cer of HUFCOR (1978-                 Fund Group Mutual
Milwaukee, WI  53233                          Since 1999             present).                            Funds
Age: 65

Daniel R. Doucette            Director        Indefinite, until      President and CEO            2       None
1100 W. Wells St.                             successor elected      Milwaukee Insurance
Milwaukee, WI  53233                          Since 1999             (1989 to present).
Age: 53

Conrad L. Sobczak             Director        Indefinite, until      Retired; President and       2       None
1100 W. Wells St.                             successor elected      CEO, Family Health
Milwaukee, WI  53233                          Since 1999             Systems (1987 to
Age: 64                                                              1998).

INTERESTED DIRECTORS:

Daniel J. Steininger(1)<F45>  Director,       Indefinite, until      CEO - Catholic Knights       2       None
1100 W. Wells St.             Chairman of the successor elected      Insurance since 1981.
Milwaukee, WI  53233          Board           Since 1999
Age: 57

Allan G. Lorge(1)<F45>        Director, Vice  Indefinite, until      CFO-Catholic Knights         2       None
1100 W. Wells St.             President and   successor elected      Insurance since 1986.
Milwaukee, WI  53233          Secretary       Since 1999
Age: 52

Thomas J. Munninghoff(2)<F46> Director        Indefinite, until      CPA Munninghoff, Lange       2       None
1100 W. Wells St.                             successor elected      and Co. (Accounting
Milwaukee, WI  53233                          Since 1999             Firm) since 1983.
Age: 55

OFFICERS:

Theodore F. Zimmer            President       One Year Term          General Counsel -           n/a      None
1100 W. Wells St.                             Subject to election    Catholic Knights since
Milwaukee, WI  53233                          by until successor     1997.
Age: 61                                       is elected.
                                              Since 1999

Russell J. Kafka              Treasurer       One Year Term          Vice President -            n/a      None
1100 W. Wells St.                             Subject to election    Investments Catholic
Milwaukee, WI  53233                          by Board of            Knights Insurance
Age: 57                                       Directors or until     since 1985.
                                              successor is elected.
                                              Since 1999

William J. Binder             Vice President  One Year Term          Vice President -            n/a      None
1100 W. Wells St.                             Subject to election    Sales, Catholic
Milwaukee, WI  53233                          by Board of            Financial Services
Age: 43                                       Directors or until     Corp. since 2002.
                                              successor is elected.  Institutional Business
                                              Since 2002             Development, Bank of
                                                                     America 1999-2002.
                                                                     Corporate Banking,
                                                                     Commerzbank 1994-1999.

(1)<F45> Messrs. Steininger and Lorge are considered to be "interested persons" (as defined in the 1940 Act) of CFI by virtue of their positions with Catholic Knights and Catholic Financial Services Corporation.
(2)<F46> Mr. Munninghoff is considered to be an "interested person" (as defined in the 1940 Act) of CFI by virtue of the fact that he is a director of Catholic Order of Foresters, a shareholder of Catholic Financial Services Corporation.

     The standing committees of the Fund's Board of Directors include an Audit Committee, a Nominating Committee and the Catholic Screen Review Committee. The Audit and Nominating Committees consist of all of the Independent Directors.

     The Audit Committee annually selects independent public accountants for each Fund, approves any non-audit services to be provided by the independent public accountants and oversees the preparation of each Fund's financial statements. In this capacity, the Audit Committee meets at least annually with the independent public accountants to discuss with them any issues surrounding the preparation of the Funds' financial statements. The Audit Committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee held one meeting during the fiscal year ended September 30, 2002.

     The Nominating  Committee  meets  as  needed  to  nominate  candidates  for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required under the provisions of the 1940 Act. The Nominating Committee does not accept recommendations for nominations by shareholders of the Funds. The Nominating Committee did not meet during the fiscal year ended September 30, 2002.

     The Catholic Screen Review Committee consists of several Directors and  one
or more officers of CFI.   It provides ongoing  review of the implementation  of
CFI's principle of Responsible Catholic Stewardship.

     The dollar range of equity securities beneficially owned by each director in The Catholic Money Market Fund and in the aggregate in all of the CFI Funds as of December 31, 2002, valued as of that date, is shown in the following table.

                                                        Aggregate Dollar Range
                                         Dollar Range    of Equity Securities
                         Dollar Range     of Equity        in All Registered
                           of Equity    Securities in    Investment Companies
                         Securities in   The Catholic   Overseen by Director in
                         The Catholic       Money            the Family of
                          Equity Fund    Market Fund     Investment Companies
                          -----------    -----------     --------------------
Thomas A.  Bausch, PhD       None            None                None
J.  Michael Borden           None            None                None
Daniel R.  Doucette       $1-$10,000      $1-$10,000          $1-$10,000
Conrad L.  Sobczak      $10,000-$50,000      None           $10,000-$50,000
Thomas Munninghoff      $10,000-$50,000      None           $10,000-$50,000
Dan Steininger          $10,000-$50,000   $1-$10,000        $10,000-$50,000
Allan Lorge             $10,000-$50,000   $1-$10,000        $10,000-$50,000

     As of December 31, 2002, no Independent Director nor any immediate family member of an Independent Director beneficially owned any securities in Catholic Financial Services Corporation, any of the sub-advisers or any person controlling, controlled by or under common control with any of them.

     Each of the Funds pays an equal portion of the fees and expenses of the four Independent Directors. Such fees consist of an annual retainer in the amount of $500 and $250 per Board meeting attended. Additionally, Directors and Officers of CFI may purchase Class A shares of the Funds without a front-end sales change. The annual compensation paid by CFI to each of the Directors is set forth in the table below.

                                                 Retirement         Total
                                Aggregate         Benefits       Compensation
                            Compensation from   from the Fund      from the
                            the Fund Complex       Complex       Fund Complex
                            ----------------       -------       ------------
Thomas A.  Bausch, PhD           $1,500             $-0-            $1,500
Director

J.  Michael Borden,              $1,250             $-0-            $1,250
Director

Daniel R.  Doucette,             $1,500             $-0-            $1,500
Director

Conrad L.  Sobczak,              $1,000             $-0-            $1,000
Director

Thomas Munninghoff(1)<F47>        $-0-              $-0-             $-0-
Director

Dan Steininger, Director          $-0-              $-0-             $-0-

Allan Lorge, Director             $-0-              $-0-             $-0-

(1)<F47> Pursuant to the terms of the investment advisory agreement, Catholic Financial Services Corporation pays Mr. Munninghoff director fees in amounts equal to those paid to the independent directors by CFI, and also reimburses him for out-of-pocket expenses he incurs to attend meetings.

     As of December 31, 2002 the four fraternal benefit societies that own Catholic Financial Services Corporation owned the following percentages of The Catholic Equity Fund and The Catholic Money Market Fund. Also shown are holdings by another fraternal and Catholic Financial Services Corporation:

                                                           The Catholic
                                          The Catholic        Money
                                           Equity Fund     Market Fund
                                           -----------     -----------
Catholic Knights                              63.5%           56.3%
Catholic Order of Foresters                   10.6%           18.8%
Catholic Knights of America                    1.2%              *<F48>
Catholic Union of Texas (KJT)                    *<F48>          *<F48>
Other Entities
Catholic Aid Association (a fraternal                          5.0%
Benefit Society)                                 *<F48>
Catholic Financial Services Corporation          *<F48>        6.4%
Officers and Directors of the Funds (as        1.1%              *<F48>
a group - ten persons)**<F49>

*<F48>    Less than 1.0%.
**<F49> No officer or director owned individually more than 1% of the outstanding shares of The Catholic Equity Fund or The Catholic Money Market Fund.

     As reflected in the Director and Officer biographical table included at the beginning of this section caption "Management - Directors and Officers," certain officers of CFSC also serve as officers of Catholic Knights and other of its affiliates. Likewise, some individual officers of Mellon Equity Associates also are officers of Mellon Bank, N.A. and other of its affiliates, and/or serve as portfolio managers for The Dreyfus Corporation and provide investment advisory services in those capacities, and certain individual officers of Strong Capital Management serve as officers and/or portfolio managers of affiliates of Strong Capital Management.

     THE INVESTMENT ADVISERS. Each Fund is managed by CFSC pursuant to an In-vestment Advisory Agreement. Mellon Equity Associates, LLP has been engaged as sub-adviser to manage the assets of The Catholic Equity Fund, and Strong Capital Management, Inc. has been engaged as sub-adviser to manage the assets of The Catholic Money Market Fund. Basic information about CFSC and the Advisory Agreement and about Mellon Equity Associates and Strong Capital Management is set forth in the Prospectus under "Management."

     The Advisory Agreement requires CFSC, at its expense, to provide the Funds with adequate office space, facilities and equipment, and to provide and super-vise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Funds, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

     Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement, the Sub-Advisers under the Sub-Advisory Agreements, or by the Distributor under the Distribution Agreement are paid by the Funds.

     The Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for obligations and duties under the Sub- Advisory Agreement, the Sub-Adviser is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder.

     For the fiscal year ended September  30, 2002 the adviser received a  total
of $35,662 in fees from The  Catholic Money Market Fund.   Out of this fee,  the
adviser paid the sub-adviser a total of $23,774.

     The Board of Directors, including all of the Independent Directors, last considered and approved the continuation of the Advisory Agreement with CFSC and the Sub-Advisory Agreement with Strong at its regular quarterly meeting held on May 7, 2002. In approving those agreements, the Directors considered, among other factors, the following:

          O The scope and quality of the services provided by CFSC and Strong, and the qualifications and performance of the personnel of each.

          O The fee structure for The Catholic Money Market Fund generally and in relation to those charged to comparable mutual funds.

          O The special expertise of CFSC in implementing the Catholic val-ues/screens.

          O The fact that CFSC presently is generating no profits with respect to its management of The Catholic Money Market Fund.

          O The performance of The Catholic Money Market Fund in general and in comparison to other money market funds over a comparable period of time, which has been favorable.

          O The fact that, at the current expense ratio of The Catholic Money Market Fund, it is unlikely that there are acceptable alternative advisers that could replace CFSC on comparable terms, especially given the particular expertise needed to manage and monitor adherence to CFI's Catholic values.

     At a meeting held on January 28, 2003, the Board of Directors, including all of the Independent Directors, approved the continuation of the Advisory Agreement with CFSC for the Equity Fund and approved the continuation of the Sub-Advisory Agreement with Mellon Equity Associates. In approving these matters, the Board of Directors considered the following factors, among others:

          O    The  scope  of  services  provided  by  CFSC  and  Mellon  Equity
               Associates.

          O Mellon Equity Associates' experience and past performance in managing mutual funds and other investment portfolios with a passive management investment strategy, and in managing index funds based on the S&P 500 Index in particular.

          O The special expertise and experience of CFSC and Mellon Equity Associates in managing investment portfolios under social values and screens, and CFSC's particular experience in implementing CFI's Catholic values.

          O The benefits to CFSC and Mellon Equity Associates and their affiliates that potentially could be obtained as a result of their management agreements with respect to The Catholic Equity Fund, apart from cash compensation, including, in the case of CFSC, the possible sale of insurance and other products to investors in The Catholic Equity Fund and a possible increase in its membership base.

          O The management fees paid to CFSC and Mellon Equity Associates as compared to traditional S&P 500 Index funds, including CFSC's commitment to reimburse expenses and waive fees as necessary to limit the Fund's annual operating expenses for Class A, Class C and Class I shares to 0.95%, 1.20% and 0.70%, respectively, of average daily net assets for the fiscal year ending September 30, 2003.

PERFORMANCE INFORMATION

Total Return
------------
     From time to time the Funds may advertise their "total return." "Total return" of a Fund refers to the annual average return for 1, 5, and 10-year periods (or the portion thereof during which the Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

     Performance information should be considered in light of the Fund's invest-ment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or the portion thereof during which the Fund has been in existence) ended on the date of the Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1 + T)n = ERV

     Where:
     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return
     n    =  number of years
     ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

     The table below  shows the average  annual total returns  for The  Catholic
Equity Fund (which includes its predecessor in interest, The Catholic Disciplined Capital Fund, for periods prior to April 3, 2002) and The Catholic Money Market Fund for the periods indicated.

                                                               From
                                                           Commencement
                                   1 Year Ended      of Operations(1)<F50> to
             Fund               September 30, 2002      September 30, 2002
             ----               ------------------      ------------------
The Catholic Equity Fund -           (24.77)%                (12.39)%
Class A Shares

The Catholic Equity Fund -             N/A                   (28.19)%
Class C Shares

The Catholic Equity Fund -             N/A                   (28.05)%
Class I Shares

The Catholic Money Market Fund        1.09%                   3.51%

(1)<F50> May 3, 1999 for The Catholic Equity Fund - Class A shares; April 9, 2002 for The Catholic Equity Fund - Class C shares; April 3, 2002 for The Catholic Equity Fund - Class I shares; and January 7, 2000 for The Catholic Money Market Fund.

Average Annual Total Return After Taxes on Distributions - The Catholic Equity
------------------------------------------------------------------------------
Fund
----

     The Catholic Equity Fund's average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1 + T)n = ATVD

     Where:
     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return (after taxes on distributions).
     n =       number of years.
     ATVD =    ending value of a hypothetical $1,000 payment made at the begin-
               ning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions.

     If The Catholic Equity Fund advertises its total return for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     The table below shows the average annual total return, after taxes on distributions, for The Catholic Equity Fund (which includes its predecessor in interest, The Catholic Disciplined Capital Fund, for periods prior to April 3,
2002) for the periods indicated.

                                                           From
                                                       Commencement
                                                     of Operations on
                                 1 Year Ended       May 3, 1999 through
Fund                          September 30, 2002    September 30, 2002
----                          ------------------    -------------------
The Catholic Equity Fund -         (25.05)%              (12.54)%
Class A shares

Average Annual Total Return After Taxes on Distributions and Redemption - The
-----------------------------------------------------------------------------
Catholic Equity Fund
--------------------

     The Catholic Equity Fund's average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                               P(1 + T)n = ATVDR

     Where:
     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return (after taxes on distributions and re-
               demption).
     n =       number of years.
     ATVDR =   ending value of a hypothetical $1,000 payment made at the begin-
               ning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

     If The Catholic Equity Fund advertises its total return for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     The table below shows the average annual total return, after taxes on distributions and redemptions, for The Catholic Equity Fund (which includes its predecessor in interest, The Catholic Disciplined Capital Fund, for periods prior to April 3, 2002) for the periods indicated.

                                                               From
                                                           Commencement
                                   1 Year Ended          of Operations to
Fund                            September 30, 2002      September 30, 2002
----                            ------------------      ------------------
The Catholic Equity Fund -           (14.77)%                (9.54)%
Class A shares

     The Catholic Equity Fund will compare its performance to that of the S&P 500 Index and from time to time may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc., FORBES, FORTUNE, MONEY, BUSINESS WEEK, VALUE LINE, INC. AND THE WALL STREET JOURNAL. These rating services and magazines rank the performance of the Funds against all funds over specified periods and in specified categories.

7-Day Current And Effective Yield - The Catholic Money Market Fund
------------------------------------------------------------------

     The Catholic Money Market Fund's 7-day current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus amortized discount, minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for calculating this compounding effect is [(base period return + 1)(365/7)]- 1.

     For the period ended September 30, 2002 the Fund's 7-day yield was 0.78% and its effective 7-day yield was 0.79%.

DETERMINATION OF NET ASSET VALUE PER SHARE

     The Catholic Equity Fund's shares are sold at their next determined net asset value per share, plus any applicable sales charge. The Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

Class A Shares
--------------

     Both The Catholic Equity Fund and The Catholic Money Market Fund offer Class A shares. Any retail investor may purchase Class A shares. The public offering price of Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price for The Catholic Equity Fund. The maximum front-end sales charge is 4.00% of the offering price (4.17% of the NAV). Class A shares of The Catholic Money Market Fund currently have no sales charge imposed.

     The front-end sales charge on Class A shares of The Catholic Equity Fund may be reduced or waived on certain purchases or under certain circumstances. If you are eligible for a reduction, you must notify us or your Registered Representative at the time you purchase shares. See "How to Invest - Reducing Your Sales Charge on Class A Shares" in the Prospectus.

Class C Shares
--------------

     Any retail investor may purchase Class C shares of The Catholic Equity Fund. Class C shares have no front-end sales charge. However, Class C shares carry a 1% contingent deferred sales charge for one-year after the date of purchase. In addition, there is a minimum investment amount of $1,000 for Class C shares. See "How to Invest - Purchasing Class C Shares of the Catholic Equity Fund" in the Prospectus. The Catholic Money Market Fund does not offer Class C shares.

Class I Shares
--------------
     Eligible institutions may purchase Class I shares of The Catholic Equity Fund. Class I shares have no front-end sales charge and no contingent deferred sales charge. The minimum initial purchase for Class I shares in The Catholic Equity Fund is $10,000. Additional purchases of Class I shares must be for at least $1,000. The minimum purchase amount necessary to open or add to an account may be waived. For a description of institutions that qualify to purchase Class I shares, and for other information about purchasing Class I shares, please refer to the section of the Prospectus captioned "How to Invest - Purchasing Class I Shares of The Catholic Equity Fund." The Catholic Money Market Fund does not offer Class I shares.

     The next determined net asset value per share will be calculated as of the close of regular trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange which are New Year's Day, Martin Luther King, Jr., Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas;
(ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     The Catholic Money Market Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors. The Fund values its securities on the amortized cost basis and seeks to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Fund's Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by repu-table sources.

     Securities and other assets for which quotations are not readily available will be valued at their fair market value as determined by the Board of Directors.

DISTRIBUTION OF SHARES

     CFSC, each Fund's investment Adviser, also acts as Distributor of the shares of each Fund. CFSC has agreed to use its "best-efforts" to distribute each Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Funds is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 30 days' written notice by either party. Under the Agreement, CFSC will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Funds and used by CFSC in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by CFSC in connection with the offering of the shares.

     The Prospectus identifies a number of groups that do not pay a front-end sales charge on their purchase of Class A shares of The Catholic Equity Fund (refer to the section of the Prospectus captioned "How to Invest - Purchasing Class A shares - Reducing Your Sales Charge on Class A Shares"). Catholic organizations pay only 50% of the sales charge.

     For the period from April 3, 2002 through September 30, 2002, CSFC earned commissions on sales of shares of The Catholic Equity Fund, including front-end sales charges on Class A shares and contingent deferred sales charges on Class C shares, in an aggregate amount of $9,516. CSFC receives no commissions on sales of shares of The Catholic Money Market Fund.

     Brokers who enter into a selling agreement with CFSC for the sale of Fund shares receive a reallowance from CSFC out of the front-end sales charge it receives on sales of Class A shares of The Catholic Equity Fund. The reallowance is equal to the percentages of the offering price of such shares reflected in the following table.

Size of Investment                      Dealer Reallowance
------------------                      ------------------
Less than $25,000                              3.50%
$25,000 but less than $50,000                  3.25%
$50,000 but less than $100,000                 2.50%
$100,000 but less than $250,000                1.50%
$250,000 but less than $500,000                0.50%
$500,000 or more                               0.00%

     CFSC may pay a commission, out of its own funds, to its own registered representatives and/or to brokers participating in the distribution of Class A shares of The Catholic Equity Fund in an amount of up to 0.35 of 1% on sales of Class A shares in excess of $500,000. Because any such commission or reallowance is paid by CSFC out its own funds, it will not reduce the amount of your investment in the Fund.

     In addition, CFSC may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. CFSC may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to participating dealers. CFSC's sales representatives may not qualify to participate in some of these incentive compensation programs, and CFSC may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. CFSC also may from time to time pay an additional concession to a participating dealer which employs a registered representative who sells, during a specified period, a minimum dollar amount of shares, or may pay an additional concession to participating dealers on such terms and conditions as CFSC determines. In no event will such additional concession paid by CFSC to a participating dealer exceed the difference between the sales charge and the selected dealer reallowance in respect of shares sold by the qualifying registered representative of that dealer. Participating dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     CSFC may pay out of its own funds a commission to its own registered representatives or to brokers who assist in the sale of Class C and Class I shares of The Catholic Equity Fund of up to 0.50 of 1% of the amount invested for Class C shares and up to 0.35 of 1% of the amount invested for Class I shares. Because any such commission is paid by CFSC out of its funds, it will not reduce the amount of your investment in the Fund.

     No commissions are paid with respect to the sale of shares of The Catholic Money Market Fund.

DISTRIBUTION PLAN

     Each Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act. Under each Plan, the Adviser provides the Directors after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan of each respective Fund will benefit the Fund and the shareholders of the Fund.

     Each Plan may be terminated by vote of a majority of the Independent Directors who are not interested persons, or by vote of the majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Independent Directors is committed to the discretion of such Independent Directors.

     The Distribution Plan of a Fund may be terminated by the Directors at any time on 60 days written notice without payment of any penalty by the Adviser, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons.

     Each Distribution Plan will continue in effect for successive one-year periods, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Independent Directors. The last renewal occurred on August 30, 2001.

Class A Shares
--------------

     The maximum amount of fees payable under the Distribution Plan during any year with respect to Class A shares of The Catholic Equity Fund is twenty-five basis points or (0.25 of 1%) of the average daily net assets of the Fund which are attributable to its Class A shares. The maximum rate of the fee payable with respect to shares of The Catholic Money Market Fund is five basis points (or 0.05 of 1%).

Class C Shares
--------------

     The fee payable under the Distribution Plan during any year with respect to Class C shares of The Catholic Equity Fund is seventy-five basis points (or 0.75 of 1%) of the average daily net assets of the Fund which are attributable to its Class C shares. This fee is compensatory in nature, meaning The Catholic Equity Fund pays that amount to the Distributor regardless of the level of distribution expenses and shareholder servicing costs that the Distributor incurs with respect to the Class C shares.

Class I Shares
--------------

     Class I shares have no fees payable under the Distribution Plan.

12b-1 Fees Paid By The Catholic Money Market Fund
-------------------------------------------------

     The table below shows 12b-1 fees received by CFSC from the Funds and CFSC's use of such fees for the period from April 3, 2002 (commencement of operations) through September 30, 2002 for The Catholic Equity Fund and for the fiscal year ended September 30, 2002 for The Catholic Money Market Fund.

                                         The Catholic     The Catholic Money
                                          Equity Fund         Market Fund
                                          -----------         -----------
Total 12b-1 Fees(1)<F51>                    $11,270             $5,944
Paid to selling brokers                       $ -                 $ -
Paid to CFSC sales personnel                 $2,737               $249
Paid by CFSC for:
  Advertising and Sales Literature          $48,970             $77,378
  Printing and Mailing of Prospectus         $8,846             $14,804
  and Semi-Annual Reports to Other
  Than Current Shareholders

(1)<F51>As the table demonstrates, reimbursable expenses incurred and paid by
           CFSC for distribution and shareholder servicing exceeded the 12b-1 fees paid by the Funds. CFSC bore the excess out of its own resources.

LETTERS OF INTENT

     A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase shares of the Funds during a 13-month period (the "Letter of Intent period") which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. For this purpose, the purchaser may aggregate all classes of shares that he or she holds. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of The Catholic Equity Fund that apply under the Right of Accumulation to current purchases of shares. Each purchase under the Letter will be made at the public offering price applicable to a single lump- sum purchase of shares in the intended purchase amount. In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor will pay the additional amount of sales charge applicable to such purchases. Shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent.

REGULATED INVESTMENT COMPANY STATUS

     As a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), a Fund is not subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as capital gains from property held for more than one year will be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. To qualify as a RIC, the Code requires that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government Securities, the securities of other regulated investment companies, and other securities, with such securities of any one is-suer limited for the purposes of this calculation to an amount not greater than 5% of the value of Fund's total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Fund's total assets be invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or related trades or businesses.

     Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized long and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, each Fund generally must distribute annually at least 98% of its income, including its net long-term capital gains as calculated on a calendar year basis as defined by the Code. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

     In the event of a failure by a Fund to qualify as a RIC, the Fund would be subject to Federal income taxes on its taxable income and the Fund's distributions, to the extent that such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

     If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to qualify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to qualify as a RIC. A similar rule may apply if the Fund initially qualifies as a RIC, then fails to qualify for more than one taxable year, and subsequently requalifies as a RIC.

     If a Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

DESCRIPTION OF SHARES

     In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by U.S. Bancorp Fund Services, LLC (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

     Shareholders have the right to vote on the election of Directors at each meeting of shareholders at which Directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of CFI. CFI's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contacts. Shareholders of each series of a series company, such as the Adviser, vote together with each share of each series of the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advi-sory Agreement), separate votes by series are required. The same rules govern the separate or joint voting of Classes of shares within a series.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Investment Advisory Agreements and the Sub-Advisory Agreements (referred to hereinafter in this section as the "Advisory Agreements"), the Adviser and Sub-Advisers (hereinafter referred to in this section as the "Advisers") have the authority to direct the placement of orders for the purchase and sale of the Funds' portfolio securities.

     The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sellers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, the Advisers seek the best combination of price and execution.

     In determining which brokers provide best execution, the Advisers look primarily to the stock price quoted by the broker, and normally places orders with the broker through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Advisers will consider all factors they deem relevant, including the breadth or the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Although it is expected that sales of shares of the Funds will be made only by the Distributor, the Adviser may in the future consider the willingness of particular brokers to sell shares of the Funds as a factor in the selection of brokers for the Funds' portfolio transactions, subject to the overall best price and execution standard.

     Assuming equal execution capabilities, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The Advisers may consider "brokerage and research services" (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Funds' net asset values, and other information provided to the Funds, to the Adviser (or their affiliates). The Advisers may also cause a Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisers must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services pro-vided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisers exercise investment discretion. It is possible that certain of the services received by the Advisers attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Advisers.

CODE OF ETHICS

     The Funds, the Adviser and the Distributor have adopted a Code of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the Funds (access persons) from profiting from that information. The Code permits access persons to invest in securities for their own accounts, including securities that may be held by the Funds, but requires reporting and places restrictions on their trading activities. The Funds' Board reviewed the Codes for the sub-advisers for The Catholic Funds. These codes cover the sub-advisers' employees and all, at a minimum, prohibit portfolio managers from trading a security the same day as it is traded for a client's account.

PAYMENTS "IN KIND"

     Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors may determine that it would be detrimental to the best interests of the remaining shareholders of a particular Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method a Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT SERVICES

     U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provides fund accounting, fulfillment, custodian and transfer agent services to each of the Funds.

     U.S. Bancorp provides fund accounting services pursuant to the terms of a Fund Accounting Servicing Agreement. The annual fee for these services for The Catholic Equity Fund is $30,000 plus 0.0125 of 1% of average daily net assets from $100 million to $300 million, plus 0.0075 of 1% of average daily net assets over $300 million. The annual fund accounting fee for The Catholic Money Market Fund is $39,000 plus 0.01 of 1% of average daily net assets from $100 million to $300 million, plus 0.005 of 1% of average daily net assets over $300 million. The Fund Accounting Servicing Agreement continues in effect from year to year unless terminated by either party.

     Under a Fulfillment Servicing Agreement, U.S. Bancorp is entitled to a  fee
based on the volume of transactions.   Each Fund pays  a minimum monthly fee  of
$100.

     U.S. Bancorp serves as the custodian of each Fund's assets, pursuant to a Custodian Servicing Agreement. The Custodian Servicing Agreement provides that U.S. Bancorp is entitled to receive an annual fee set at 0.02 of 1% on market value. U.S. Bancorp is entitled to receive a minimum annual fee of $3,000 from each Fund.

     U.S. Bancorp provides transfer agent and dividend disbursing services to each Fund pursuant to the terms of a Transfer Agent Servicing Agreement. Under the terms of the Transfer Agent Servicing Agreement, U.S. Bancorp receives an annual fee for each Fund at the rate of $28,000 and $10,000 for each additional class of shares, plus 0.01 of 1% on average daily net assets. U.S. Bancorp is also entitled to reimbursement for all out of pocket expenses incurred in providing such services. The Transfer Agent Servicing Agreement will continue in effect until terminated, and may be terminated by either party without cause on ninety (90) days' prior written notice.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements and financial highlights of the Funds as of and for the year ended September 30, 2002 incorporated by reference in this Statement of Additional Information and elsewhere in the registration statement have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in its report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. Arthur Anderson LLP served as the independent accountants for the fiscal year ended September 30, 2001 and years prior.

     Quarles & Brady LLP, as counsel to CFI, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

FINANCIAL STATEMENTS

     The following audited financial statements and related footnotes of The Catholic Equity Fund (which includes its predecessor in interest, The Catholic Disciplined Capital Fund, for periods prior to April 3, 2002) and The Catholic Money Market Fund and the Report of the Independent Public Accountants thereon are incorporated herein by reference from The Catholic Funds' Annual Report to Shareholders dated September 30, 2002:

     1.   Statements of Assets and Liabilities as of September 30, 2002.

     2.   Statements of Operations for the year ended September 30, 2002.

     3. Statements of Changes in Net Assets for the years ended September 30, 2002 and 2001.

     4.   Schedules of Investments as of September 30, 2002.

     5.   Financial Highlights.

     6.   Notes to Financial Statements.

     A copy of the Annual Report dated September 30, 2002 may be obtained free of charge by writing or calling the Funds, 1100 West Wells Street, Milwaukee, Wisconsin 53233, telephone: 1-877-222-2402. A copy of Arthur Andersen LLP's report dated October 25, 2001 on the financial statements of CFI as of and for the year ended September 30, 2001 is set forth below.

     NOTE:  THIS IS A COPY OF THE AUDIT REPORT PREVIOUSLY ISSUED BY ARTHUR
     ----
ANDERSEN LLP IN CONNECTION WITH THE CATHOLIC FUNDS, INC.'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED SEPTEMBER 30, 2001. THIS AUDIT REPORT HAS NOT
                                                                           ---
BEEN REISSUED BY ARTHUR ANDERSEN LLP IN CONNECTION WITH THIS FILING ON FORM N-1A. SEE EXHIBIT (J)(2) FOR FURTHER DISCUSSION. THE FINANCIAL STATEMENTS INCORPORATED BY REFERENCE INTO THIS REGISTRATION STATEMENT AS OF AND FOR PERIODS ENDED ON OR PRIOR TO SEPTEMBER 30, 2001 INCLUDE ONLY THE STATEMENT OF CHANGES IN NET ASSETS FOR THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND FOR THE YEAR THEN ENDED. NO OTHER STATEMENTS OR SCHEDULES INCLUDED AS A PART OF THOSE FINANCIAL STATEMENTS ARE INCORPORATED INTO, OR INCLUDED IN, THIS REGISTRATION STATEMENT.

To the Shareholders and Board of Directors of The Catholic Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Catholic Funds, Inc. (a Maryland corporation, comprising The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds (the "Funds")), as of September 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, except for The Catholic Money Market Fund, which is for the year then ended and for the period from inception on January 7, 2000, through September 30, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that are audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Catholic Funds, Inc. as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, except for The Catholic Money Market Fund, which is for the year then ended and for the period from inception on January 7, 2000, through September 30, 2000, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

                                   /s/  Arthur Andersen LLP

                                   ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
October 25, 2001, except for Note 6, as to which the date is November 12, 2001.

                            THE CATHOLIC FUNDS, INC.
                                   FORM N-1A
                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits

          See Exhibit Index following the Signature Page of this Registration Statement, which Index is incorporated herein by this reference.

Item 24.  Persons Controlled by or under Common Control with Registrant

          Not applicable. See "Control Persons and Principal Holders of Securities" in Part B.

Item 25.  Indemnification

          Reference is made to Article IX of the Registrant's By-laws filed as Exhibit (b) to Registrant's Registration Statement with respect to Indemnification of Registrant's officers and directors, which is set forth below:

          Section 9.1.   Indemnification of Officers, Directors, Employees and
          -----------    -----------------------------------------------------
          Agents.  The Corporation shall indemnify each person who was or is a
          ------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

          (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

          (b)  The Corporation shall not indemnify any person unless:

               (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

          Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

          (1)  Such person shall provide adequate security for his undertaking;

          (2) The Corporation shall be insured against losses arising by reason of such advance; or

          (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

          Section 9.2.  Insurance of Officers, Directors, Employees and Agents.
          -----------   ------------------------------------------------------
          The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26.  Business and Other Connections of Investment Adviser

          (a)  Catholic Financial Services Corporation

               Catholic Financial Services Corporation acts as the Investment Adviser and Distributor to the Funds. Set forth below is a list of the officers and directors of the Adviser as of December 31, 2002, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years. Except as noted otherwise, each person's address is c/o Catholic Knights, 1100 West Wells Street, Milwaukee, Wisconsin 53233.

                          POSITION(S) WITH
                         CATHOLIC FINANCIAL         POSITION(S) WITH             BUSINESS AFFILIATIONS
   NAME AND ADDRESS     SERVICES CORPORATION    THE CATHOLIC FUNDS, INC.        DURING THE PAST 2 YEARS
   ----------------     --------------------    ------------------------        -----------------------
Theodore F. Zimmer     Vice President,       President                     General Counsel, Catholic
                       Secretary and                                       Knights.
                       Director

Allan G. Lorge         President, CEO,       Vice President, Chief         Secretary/Treasurer of Catholic
                       Treasurer and         Financial Officer,            Knights; Secretary/Treasurer of
                       Director              Secretary and Director        Catholic Brokerage Services
                                                                           Corp.; Secretary/Treasurer and
                                                                           Vice President of Catholic
                                                                           Knights Financial Services.

Daniel Strasburg       Vice President and    None                          Vice President and Chief Actuary
                       Director                                            of Catholic Knights.

Russell J. Kafka       Vice President/       Treasurer                     Vice President - Investments of
                       Investments and                                     Catholic Knights.
                       Director

Allen Banoub           Director              None                          Vice President of Marketing of
                                                                           Catholic Knights and Catholic
                                                                           Brokerage Services, since July,
                                                                           1999.

Mark K. Forbord        Controller and Chief  Controller and Principal      Senior Financial Analyst of
                       Financial Officer     Accounting Officer            Catholic Knights; Controller of
                                                                           Catholic Knights Financial Ser-
                                                                           vices, Inc. and of Catholic
                                                                           Brokerage Services Corp.; In-
                                                                           structor at the University of
                                                                           Wisconsin, Milwaukee; and
                                                                           Instructor at Cardinal Stritch
                                                                           University.

William J. Binder      Vice President and    Vice President                Vice President, Catholic
                       Director                                            Financial Services Corporation,
                                                                           since 2002; Vice President, Bank
                                                                           of America, 1999-2002; Vice
                                                                           President, Commerzbank, 1994-
                                                                           1999.

Robert Ciesla          Director              None                          High Chief Ranger, Catholic Order
355 Shuman Blvd.                                                           of Foresters; Secretary/Treasurer
Naperville, IL 60566                                                       and Director, National Fraternal
                                                                           Congress of America; President
                                                                           and Director, Naperville Office
                                                                           Park Owner's Association;
                                                                           Chairman, Illinois Right to Life
                                                                           Committee; Director, Joliette
                                                                           Diocesan Finance Board.

Gregory Temple         Director              None                          Investment Counselor, Catholic
355 Shuman Blvd.                                                           Order of Foresters.
Naperville, IL 60566

John Kenawell          Director              None                          President, Catholic Knights of
3525 Hampton Ave.                                                          America; Chairperson, Investment
St. Louis, MO 63139                                                        Management and Valuations
                                                                           Committee of the National
                                                                           Fraternal Congress of America;
                                                                           Director, Old Trails Historical
                                                                           Society.

Item 27.  Principal Underwriter

          (a) Catholic Financial Services Corporation acts as the distributor to each of the Funds. Catholic Financial Services Corporation does not act as the principal underwriter or distributor of any other open-end mutual funds.

Item 28.  Location of Accounts and Records

          Catholic Financial Services Corporation
          1100 West Wells Street
          Milwaukee, Wisconsin 53233
          U.S. Bancorp Fund Services, LLC
          615 East Michigan Street
          Milwaukee, Wisconsin 53202

Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this post-effective amendment to its Registration Statement on Form N-1A meets the requirements of Rule 485(b) and has caused this filing to be signed on its be-half by the undersigned, thereunto duly authorized, all in the City of Milwaukee, State of Wisconsin on this 28th day of January, 2003.

                                   THE CATHOLIC FUNDS, INC.
                                   By:  /s/  Theodore F. Zimmer
                                        -----------------------------------
                                        Theodore F. Zimmer, President and CEO

               Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registrant's Registration Statement has been signed on this 28th day of January, 2003, by the following persons in the capacities indicated.

                    SIGNATURE                TITLE
                    ---------                -----

/s/  Daniel J. Steininger          Chairman of the Board and Director
------------------------------
Daniel J. Steininger

/s/  Allan G. Lorge                Vice President, Secretary and Director (Chief
------------------------------     Financial Officer)
Allan G. Lorge

/s/  Mark K. Forbord               Controller (Principal Accounting Officer)
------------------------------
Mark K. Forbord

Thomas A. Bausch*<F52>             Director
------------------------------
Thomas A. Bausch

J. Michael Borden*<F52>            Director
------------------------------
J. Michael Borden

Daniel R. Doucette*<F52>           Director
------------------------------
Daniel R. Doucette

Thomas J. Munninghoff*<F52>        Director
------------------------------
Thomas J. Munninghoff

Conrad L. Sobczak*<F52>            Director
------------------------------
Conrad L. Sobczak

*<F52>By:      /s/  Allan G. Lorge
               -----------------------------------------------
               Allan G. Lorge, pursuant to a Power of
               Attorney dated February 17, 1999,  a copy
               of which is filed herewith (see following page)

                       THE CATHOLIC ALLIANCE FUNDS, INC.

                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Allan G. Lorge, Theodore F. Zimmer and Joseph F. Wreschnig, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute from time to time in his name and on his behalf, in any and all capacities, any and all pre-effective and post-effective amendments to The Catholic Alliance Funds, Inc.'s Registration Statement on Form N-1A (Registration No. 333-69803 under the Securities Act of 1933; File No. 811-09177 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable The Catholic Alliance Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

               IN WITNESS WHEREOF, each of the undersigned directors of The Catholic Alliance Funds, Inc. has hereunto set his hand as of this 17th day of February, 1999.

/s/  Daniel J. Steininger               /s/  Allan G. Lorge
----------------------------------      -----------------------------------
Daniel J. Steininger                    Allan G. Lorge

/s/  Thomas Bausch                      /s/  James M. Borden
----------------------------------      -----------------------------------
Thomas Bausch                           James M. Borden

/s/  Daniel R. Doucette                 /s/  Thomas J. Munninghoff
----------------------------------      -----------------------------------
Daniel R. Doucette                      Thomas J. Munninghoff

/s/  Conrad L. Sobczak                  /s/  David L. Vollmar
----------------------------------      -----------------------------------
Conrad L. Sobczak                       David L. Vollmar

                                 EXHIBIT INDEX

                                              PREVIOUSLY FILED AND
                                                 INCORPORATED BY
                                                 REFERENCE FROM
                                                 --------------          FILED
EXHIBIT NO.           DESCRIPTION               FILING     DATE FILED   HEREWITH
-----------           -----------               ------     ----------   --------
(a)(1)      Articles of Incorporation      Initial          12/28/98
                                           Registration

(a)(2)      Articles of Amendment          Pre-Effective     4/28/99
            changing name to The           Amendment No. 1
            Catholic Funds, Inc.

(a)(3)      Most Recent Articles of        Post-Effective    1/9/02
            Supplementary                  Amendment No. 4

(b)         Bylaws                         Initial          12/28/98
                                           Registration

(c)(1)      Articles Sixth through
            Eighth and Article Tenth
            of the Articles of Incorpo-
            ration (see Exhibit (a))

(c)(2)      Articles II, VI, IX and X of
            the Bylaws (see Exhibit (b))

(d)(1)      Investment Advisory            Pre-Effective     4/28/99
            Agreement with Catholic        Amendment No. 1
            Financial Services
            Corporation

(d)(2)      Amendment to Add The           Post-Effective    3/20/02
            Catholic Equity Fund           Amendment No. 6

(d)(3)      Sub-Advisory Agreement         Pre-Effective     4/28/99
            with Vantage Global            Amendment No. 1
            Advisors, Inc.

(d)(4)      Sub-Advisory Agreement         Pre-Effective     4/28/99
            with Todd Investment           Amendment No. 1
            Advisors, Inc.

(d)(5)      Sub-Advisory Agreement         Pre-Effective     4/28/99
            with Peregrine Capital         Amendment No. 1
            Management

(d)(6)      Sub-Advisory Agreement         Post-Effective    1/30/01
            with Strong Capital            Amendment No. 3
            Management

(d)(7)      Sub-Advisory Agreement         Post-Effective    3/20/02
            with Mellon Equity             Amendment No. 6
            Associates, LLP for The
            Catholic Equity Fund

(e)(1)      Distribution Agreement         Initial          12/28/98
                                           Registration

(e)(2)      Selected Dealer Letter         Pre-Effective     4/28/99
            Agreement                      Amendment No. 1

(f)         Not Applicable

(g)         Custodian Servicing            Pre-Effective     4/28/99
            Agreement                      Amendment No. 1

(h)(1)      Transfer Agent Servicing       Pre-Effective     4/28/99
            Agreement                      Amendment No. 1

(h)(2)      Fund Accounting Servicing      Pre-Effective     4/28/99
            Agreement                      Amendment No. 1

(h)(3)      Fulfillment Servicing          Pre-Effective     4/28/99
            Agreement                      Amendment No. 1

(i)         Legal Opinion of Quarles       Initial          12/28/98
            & Brady LLP                    Registration

(j)(1)      Consent of Independent                                         *
            Public Accountants

(j)(2)      Statement Regarding Consent                                    *
            of Arthur Andersen LLP

(j)(3)      Consent of Legal Counsel                                       *

(k)         Not Applicable

(l)         Subscription Agreement         Pre-Effective     4/28/99
                                           Amendment No. 1

(m)         Rule 12b-1 Plan                Post-Effective    1/9/02
                                           Amendment No. 4

(n)         Rule 18f-3 Plan                Post-Effective    1/9/02
                                           Amendment No. 4

(o)         Not Applicable

(p)(1)      Catholic Financial             Post-Effective    1/30/01
            Services Corporation's         Amendment No. 3
            Code of Ethics

(p)(2)      Todd Investment                Post-Effective    1/30/01
            Advisors' Code of Ethics       Amendment No. 3

(p)(3)      Peregrine Capital              Post-Effective    1/30/01
            Management's Code              Amendment No. 3
            of Ethics

(p)(4)      Vantage Global Advisors'       Post-Effective    1/30/01
            Code of Ethics                 Amendment No. 3

(p)(5)      Mellon Equity Associates,      Post-Effective    3/20/02
            LLP's Code of Ethics           Amendment No. 6